Exhibit 10.2

TENTH AMENDMENT TO THE PRIVATE INSTRUMENT OF DEED REGARDING THE FIRST PUBLIC ISSUANCE OF COMMON DEBENTURES, NON-CONVERTIBLE INTO SHARES, WITH REAL GUARANTEE AND ADDITIONAL FIDUCIARY GUARANTEE FOR PUBLIC PLACEMENT
WITH RESTRICTED PLACEMENT EFFORTS, OF ESTRE AMBIENTAL S.A.

This “Tenth Amendment to the Private Instrument of Deed regarding the First Public Issuance of Common Debentures, Non-Convertible into Shares, with Real Guarantees and Additional Fiduciary Guarantee, for Public Placement with Restricted Placement Efforts, of Estre Ambiental S.A.” (“Tenth Amendment”) is executed between:

I.	as issuer and offeror of the Debentures:

Estre Ambiental S.A., a corporation with no register as an issuer of securities before the CVM, with head offices in the City of São Paulo, State of São Paulo, at Avenida Presidente Juscelino Kubitschek, No. 1,830, Tower I, 3rd floor, Zip Code 04543-000, enrolled with the CNPJ under No. 03.147.393/0001-59, with its acts of incorporation registered with JUCESP under NIRE 35.300.329.635, herein represented pursuant to its by-laws (“Company”);

II.	as fiduciary agent, appointed in the Deed of Issuance, representing the Debenture Holders:

Oliveira Trust Distribuidora de Títulos e Valores Mobiliários S.A., a financial institution with head offices in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida das Américas, No. 3.434, bloco 7, sala 201, Barra da Tijuca, ZIP Code 22640-102, enrolled with the CNPJ under No. 36.113.876/0001-91, herein represented pursuant to its bylaws (“Fiduciary Agent”); and

III.	as guarantors, joint debtors and principal payers, jointly and severally with each other and with the Company:

Ambiental Sul Brasil ‑ Central Regional de Tratamento de Resíduos Ltda., a limited liability business company, with head offices in the City of Sarandi, State of Paraná, at Estrada Aquidaban, without number, lote 8-A-1/09-C/09-D, Zip Code 87111- 230, enrolled with the CNPJ under No. 08.738.827/0001-09, with its acts of incorporation registered with JUCEPAR under NIRE 41.205.889.763, herein represented pursuant to its articles of association (“Ambiental Sul “);

Cavo Serviços e Saneamento S.A, a corporation with head offices in the City of Paulínia, State of São Paulo, at Avenida Orlando Vedovello, No. 2142, Zip Code 13144-610, enrolled with the CNPJ under No. 01.030.942/0001-85, with its acts of incorporation registered with JUCESP under NIRE 35.300.144.520, herein represented pursuant to its bylaws (“Cavo”);

CGR ‑ Centro de Gerenciamento de Resíduos Feira de Santana S.A., a corporation with head offices in the City of Feira de Santana, State of Bahia, at Rua Miguel Pinto de Santana, without number, Zip Code 44019-885, enrolled with the CNPJ under No. 18.854.359/0001-91, with its acts of incorporation registered with JUCEBA under NIRE 29.300.034.819, herein represented pursuant to its bylaws (“CGR Feira de Santana”);

CGR Guatapará‑Centro de Gerenciamento de Resíduos Ltda., a limited liability business company, with head offices in the City of Guatapará, State of São Paulo, at Rodovia Cunha Bueno, without number, km 183, Zip Code 14115-000, enrolled with the CNPJ under No. 08.463. 831/0001-01, with its acts of incorporation registered with JUCESP under NIRE 35.221.060.226, herein represented pursuant to its articles of association (“CGR Guatapará”);

Estre SPI Ambiental S.A, a corporation with head offices in the City of Ribeirão Preto, State of São Paulo, at Avenida Thomaz Alberto Whately, No. 5005, Anexo VII, Zip Code 14078-900, enrolled with the CNPJ under No. 10.541.089/0001- 57, with its acts of incorporation registered with JUCESP under NIRE 35.300.375.661, herein represented pursuant to its bylaws (“Estre SPI”);

Geo Vision Soluções Ambientais e Energia S.A, a corporation with head offices in the City of São Paulo, State of São Paulo, at Avenida Presidente Juscelino Kubitschek, No. 1830, Tower I, 3rd floor, Zip Code 04543-900, enrolled with the CNPJ under No. 08.303.561/0001-71, with its acts of incorporation registered with JUCESP under NIRE 35.300.374.932, herein represented pursuant to its by-laws (“Geo Vision”);

NGA Jardinópolis ‑ Núcleo de Gerenciamento Ambiental Ltda., a limited liability business company, with head offices in the City of Jardinópolis, State of São Paulo, at Estrada Municipal Jardinópolis - Sales Oliveira, without number, km 9, Anexo II, Zip Code 14680-000, enrolled with the CNPJ under n 10.556.415/0001-08, with its acts of incorporation registered with JUCESP under NIRE 35.222.696.477, herein represented pursuant to its articles of association (“NGA Jardinópolis”)

NGA ‑ Núcleo de Gerenciamento Ambiental Ltda.., a limited liability business company with head office in the City of Ribeirão Preto, State of São Paulo, at Avenida Thomaz Alberto Whately, No. 5005, Anexo 6, Zip Code 14078-900, enrolled with the CNPJ under No. 09.325.263/0001-45, with its acts of incorporation registered with JUCESP under NIRE 35.221.972.985, herein represented pursuant to its articles of association (“NGA”);

NGA Ribeirão Preto ‑ Núcleo de Gerenciamento Ambiental Ltda., a limited liability business company with head offices in the City of Jardinópolis, State of São Paulo, at Estrada Municipal Jardinópolis - Sales Oliveira, without number, km 9, Anexo III, Zip Code 14680-000, enrolled with the CNPJ under No. 10.536.788/0001-09, with its acts of incorporation registered with JUCESP under NIRE 35.222.907.893, herein represented pursuant to its articles of association (“NGA Ribeirão Preto”);

Oxil Manufatura Reversa e Gerenciamento de Resíduos Ltda., a limited liability business company, with head offices in the City of Sorocaba, State of São Paulo, at Avenida Garabed Gananiam, No. 296, Galpão 1, Zip Code 18087-340, enrolled with the CNPJ under No. 03.506.999/0001-33, with its acts of incorporation registered with JUCESP under NIRE 35.215.927.868, herein represented pursuant to its articles of association (“Oxil”);

Resicontrol Soluções Ambientais S.A., a corporation with head offices in the City of São Paulo, State of São Paulo, at Avenida Presidente Juscelino Kubitschek, No. 1830, Tower I, 3rd floor, Zip Code 04543-900, enrolled with the CNPJ under No. 00.957.744/0001-07, with its acts of incorporation registered with JUCESP under NIRE 35.300.383.397, herein represented pursuant to its by-laws (“Resicontrol”);

V2 ambiental SPE S.A., a corporation with head offices in the City of Maceió, State of Alagoas, at Avenida da Paz, No. 1388, sala 607, Zip Code 57020-440, enrolled with the CNPJ under No. 10.826.008/0001-65, with its acts of incorporation registered with JUCEAL under NIRE 27.300.025.796, herein represented pursuant to its bylaws (“V2 Ambiental”);

Viva Ambiental e Serviços S.A., a corporation with head offices in the City of São Paulo, State of São Paulo, at Avenida Presidente Juscelino Kubitschek, No. 1830, Tower I, 3rd floor, Zip Code 04543-900, enrolled with the CNPJ under No. 05.566. 002/0001-66, with its acts of incorporation registered with JUCESP under NIRE 35.300.415.019, herein represented pursuant to its bylaws (“Viva Ambiental” and, together with Ambiental Sul, Cavo, CGR Guatapará, CGR Feira de Santana, Estre SPI, Geo Vision, NGA, NGA Jardinópolis, NGA Ribeirão Preto, Oxil, Resicontrol and V2 Ambiental, the “Guarantors”, when jointly referred, and “Guarantor” , when individually referred, and the Company, being the Guarantor jointly with the Company and the Fiduciary Agent “Parties”, when jointly referred, and “Party”, when individually referred);

IV.	as consenting intervening parties:

Wilson Quintella Filho, Brazilian, married, economist, bearer of Identity Card RG No. 6.894.149 SSP/SP and enrolled in the National Registry of Legal Entities of the Ministry of Finance (“CPF/MF”) under No. 006.561.978-11, resident and domiciled in the City of São Paulo, State of São Paulo, professional address at Avenida Presidente Juscelino Kubitschek, 1.830, Torre I, 3rd floor, in the City of São Paulo, State of São Paulo (“Wilson”);

Tatiana Stefani Quintella, Brazilian, married, administrator, bearer of Identity Card RG No. 22.372.891-3 SSP/SP and enrolled with CPF/MF under No. 150.369.278-77, resident and domiciled at Rua Jesuíno Arruda, 797, 3rd floor, in the City of São Paulo, State of São Paulo (“Consent Spouse”);

Estre Coleta Holding S.A., a corporation with head office in the City of São Paulo, State of São Paulo, at Av. Pres. Juscelino Kubitschek 1,830, Tower I, 3rd floor, CEP 04543-000, enrolled with the CNPJ under No. 13.235.893/0001-04, with its incorporation acts registered with JUCESP under NIRE 35.300.390.628, herein represented pursuant to its Bylaws (“Estre Coleta”);

(Capitalized terms used in this Tenth Amendment which are not defined herein have the meaning assigned to them in the “Private Instrument of Deed regarding the First Public Issuance of Common Debentures, Non-Convertible into Shares, with Real Guarantees and Additional Fiduciary Guarantee, for Public Placement with Restricted Placement Efforts, of Estre Ambiental S.A”, executed between, among others, the Company and the Fiduciary Agent on July 04, 2011 (“Original Deed of Issuance”), as amended on July 25, 2011, November 17, 2011, March 05, 2015, March 23, 2016, May 19, 2016, October 14, 2016, March 09, 2017, May 10, 2017, and by the present Tenth Amendment (“Deed of Issuance”) and by the restated version of the Deed of Issuance included in Exhibit I, which is an integral, component and inseparable part of this Tenth Amendment.)

WHEREAS:

(A)
on July 04, 2011, the Original Deed of Issuance was executed, as amended, considering that Banco BTG Pactual S.A. (“Confession Ceditor”) subscribed and paid up in full the Debentures, therefore, since the completion of the Restricted Offer, the only holder of the Debentures;

(B)
on June 13, 2017, the debit balance of the Debentures, duly increased by interest payable pursuant to Clause 4.5.1 of the Deed of Issuance and calculated pursuant to Clause 5.2 of the Deed of Issuance, was the total value of BRL 966,045,605.83 (nine hundred sixty-six million, forty-five thousand, six hundred and five reais and eighty-three cents) (“Debentures Outstanding Balance”);

(C)
on June 13, 2017, the “Private Instrument of Confession of Indebtedness Under Condition Precedent No. CD7/17” was entered into between the Company, Estre Coleta and the Confession Creditor, as amended on this date (“Confession of Indebtedness Agreement”) with the purpose of promoting several redemptions and/or partial amortization of the Debentures, until all Debentures were redeemed and/or amortized;

(D)
up to the date of this Tenth Amendment, part of the Debentures has already been redeemed and/or amortized and, consequently, (i) obligations arising out the Debentures, totaling, on December 19, 2017, BRL 356,649,933.65 (three hundred fifty-six million, six hundred and forty-nine thousand, nine hundred and thirty-three reais and sixty-five cents), were replaced for all legal purposes by the obligations set forth in the Confession of Indebtedness Agreement (“Confession of Indebtedness”); and (ii) obligations arising out the Debentures, totaling, on December 19, 2017, six hundred sixty-six million, six hundred and forty-nine thousand, four hundred and fifty-four reais and seventy-eight cents (BRL 666,649,454.78) ), continued to be represented by 1,772 (one thousand, seven hundred and seventy-two) Debentures;

(E)
on November 26, 2012, the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários, Estre Petróleo, Gás e Energia Ltda., as guarantor, among others, executed the “Private Instrument of Deed regarding the Second Public Issuance of Common Debentures, Non-Convertible into Shares, of a Single Series, of the Unsecured Type, with Additional Real Guarantees and Additional Fiduciary Guarantee, for Public Placement with Restricted Placement Efforts, of Estre Ambiental S.A.”, as amended on December 19, 2012 (First Amendment), on December 13, 2013 (Second Amendment), on June 9, 2016 (Third Amendment), on September 13, 2016 (Fourth Amendment), on November 4, 2016 (Fifth Amendment), in December 19, 2016 (Sixth Amendment), March 21, 2017 (Seventh Amendment), May 19, 2017 (Eighth Amendment) and August 30, 2017 (Ninth Amendment) (“Second Deed of Issuance”), through of which 3,000 (three thousand) simple, non-convertible into shares with additional real guarantee and with additional personal guarantee with a unitary par value of BRL 250,000.00 (two hundred and fifty thousand reais) each, on December 14, 2012 (“Second Issuance Debentures” and “Second Issuance”, respectively), totaling the amount of BRL 750,000,000.00 (seven hundred and fifty million reais), which were subject to public distribution with restricted placement efforts (“Restricted Second Issuance Offer”);;

(F)
the Company began a process of reprofiling part of its financial debts, represented by the Debentures, Second Issuance Debentures and by the Confession of Indebtedness, in order to equate its liabilities, its cash requirements and to enable the implementation of the Business Combination;

(G)
the Debenture Holders, the Creditor of the Confession, the holders of the Second Issuance Debentures and the Company agreed to reprofile the debts represented by the Debentures, the Second Issuance Debentures and by the Confession of Indebtedness, granting new terms for the payment of the interest and principal, amending the interest rate and the final maturity, besides granting a debt forgiveness on the pending outstanding balance, provided that (i) the guarantees currently granted to the Second Issuance Debentures were released; (ii) some specific guarantees of the Second Issuance Debentures were released, including the Surety provided by Infraner Petróleo, Gás e Energia Ltda. (current corporate name of Estre Petróleo, Gás e Energia Ltda.); Pilares Participações Ltda.; CTR Itaboraí - Centro de Tratamento de Resíduos Itaboraí Ltda. and by LMG Participações Ltda; (iii) some specific guarantees currently granted to the Second Issuance Debentures and to the Confession of Indebtedness were shared between the respective creditors and the holders of the First Issuance Debentures; (iv) new guarantees were granted to (and shared between) the Debentures, the Second Issuance Debentures and the Confession of Indebtedness; (v) the Fulfillment of the Business Combination occurs until December 25th, 2017; and (v) after the Fulfillment of the Business Combination (and, in any case, until December 26th, 2017), a payment is fulfilled by the Company, in the amount, in Reais, corresponding to, at least, one hundred million American Dollars (USD 100,000,000.00), until the maximum of two hundred million American Dollars (USD 200,000,000.00), considering that (a) forty-five point six percent (45.6%) of such amount shall be used to amortize the outstanding balance related with the with Secured Obligations related the Second Issuance, and (b) fifty-four point four percent (54.4%) shall be used to amortize the outstanding balance related with the Debentures Secured Obligations;

(H)	as a result of the provisions of Recital (G) above:

(i)
on December 19, 2017, the Debenture Holders, together in a general meeting, approved: (a) the amendment, among other, of the following terms and conditions of the Debentures: (a.1) term and maturity date; (a.2) dates of payment of compensatory interest; (a.3) amortization dates of the Nominal Unit Value; (a.4) change of the guarantors and release of guarantees, specifically the release of Mr. Wilson, as guarantor, and the distract of the “Private Instrument of Shares Fiduciary Disposal Agreement Logística Ambiental de São Paulo S.A. and “Fiduciary Assignment of Rights under Guarantee, under Condition Precedent”, of the “Private Instrument of Quotas Fiduciary Disposal and Fiduciary Assignment of Security Rights under Condition Precedent”; of the “Private Instrument of Fiduciary Disposal Agreement of Estre Coleta Holding S.A. (current denomination of P.N.A.S.P.E. Empreendimentos e Participações S.A.) and Fiduciary Assignment of Rights under Guarantee, under Condition Precedent”, of the “Private Instrument of Credit Rights Fiduciary Assignment Agreement and Bank Account in Guarantee, under Condition Precedent”, the  “Private Instrument of Real Estate Fiduciary Disposal Agreement in Guarantee and Other Covenants”, the “Private Instrument of Fiduciary Assignment in Guarantee and Other Covenants under Condition Precedent” and the “Private Instrument of Shares Fiduciary Disposal Agreement of I.H.L.S.P.E. Empreendimentos e Participações S.A. and Fiduciary Assignment of Rights under Guarantee, under Condition Precedent”; (a.5) inclusion of new guarantees and their sharing with the Confession of Indebtedness and the Guarantees of the Second Issuance; (a.6) creation of mandatory early amortization event; (a.7) exclusion and inclusion of obligations and events of default; (b) exclusion of intervening parties as parties and signatories to the Deed of Issuance; and (c) adjustments in the format and content of the other clauses as a result of the resolutions object of said meeting, including those arising out CVM Instruction 583, dated December 20, 2016, which revoked CVM Instruction 28, dated November 23, 1983 and amendment of the name of CETIP S.A. – Mercados Organizados for B3 S.A. - Brasil, Bolsa, Balcão - Segmento CETIP UTVM;

(ii)
on December 19th, 2017, the Second Debentures Issuance Holders, together in a general meeting approved: (a) the updating of the type of the Second Issuance Debentures, from unsecured to the real guarantee type; (b) the amendment, among others, of the following terms and conditions of the Second Issuance Debentures: (b.1) term and Maturity Date; (b.2) dates of the payment of the interest remuneration; (b.3) updating of the Nominal Unitary Value and incorporation of the Remuneration in the Nominal Unitary Value; (b.4) amortization dates of the Nominal Unitary Value; (b.5) the release of some specific guarantees currently granted to the Second Issuance Debentures, including the Surety provided by Infraner Petróleo, Gás e Energia Ltda. (current corporate name of Estre Petróleo, Gás e Energia Ltda.); Pilares Participações Ltda.; CTR Itaboraí - Centro de Tratamento de Resíduos Itaboraí Ltda. and by LMG Participações Ltda.; (b.6) the sharing of the guarantees currently granted to the Second Issuance Debentures with the Confession of Indebtedness and Debentures; (b.7) inclusion of new guarantees and their sharing with the Confession of Indebtedness and with the First Issuance Debentures; (b.8) creation of mandatory early amortization events; (b.9) creation of compliance bonus; (b.10) amendment in the clauses regarding the optional early redemption and optional acquisition; (b.11) exclusion and inclusion of obligations and events of default; and (c) adjustments in the format and content of the other clauses as a result of the decisions object of said meeting, including those arising from CVM Normative Ruling No. 583, dated December 20th, 2016, which revoked CVM Normative Ruling No. 28, of November 23rd, 1983 and change of the corporate name of CETIP S.A - Mercados Organizados para B3 S.A. – Brasil, Bolsa, Balcão – Segmento CETIP UTVM;

(iii)
on December 20[h], 2017, the Confession of Indebtedness Agreement was amended to reflect, among others, the changes to the following terms and conditions of the Confession of Indebtedness: (a) term and Maturity Date; (b) dates of the payment of the interest remuneration; (c) amortization dates of the principal; (d) the sharing of the guarantees currently granted to the Confession of Indebtedness with the Second Issuance Debentures; (e) inclusion of new guarantees and their sharing with the Second Issuance Debentures and with the Debentures, as applicable; (f) creation of a mandatory early amortization event; and (g) exclusion and inclusion of obligations and events of default;

(I)
the Parties intend to amend and restate the Deed of Issuance, in order to reflect (i) the provisions of the above Recitals; and (ii) the updates of the events that have already occurred, under the terms set forth in this Tenth Amendment;

The Parties Decide to execute this Tenth Amendment, in accordance with the following terms and conditions:

1.	Authorization

1.1	This Tenth Amendment is executed based on the resolutions:

I.	of the Debenture Holders’ General Meeting held on December 19th, 2017;
II.	of the Company’s Extraordinary Shareholders’ General Meeting held on December 20th, 2017;
III.	of the Company’s Board of Directors’ Meeting held on December 20th, 2017;
IV.	of the Geo Vision’s Extraordinary Shareholders’ General Meeting held on December 20th, 2017
V.	of the Cavo’s Extraordinary Shareholders’ General Meeting held on December 20, 2017;
VI.	of the Estre SPI’s Extraordinary Shareholders’ General Meeting held on December 20th, 2017;
VII.	of the NGA’s Partners Meeting held on December 20th, 2017;
VIII.	of the NGA Jardinópolis’ Partners Meeting held on December 20th, 2017;
IX.	of the NGA Ribeirão Preto’s Partners Meeting held on December 20th, 2017;
X.	of the Viva Ambiental’s Extraordinary Shareholders’ General Meeting held on December 20th, 2017;

XI.	of the CGR Feira de Santana’s Extraordinary Shareholders’ General Meeting held on December 20th, 2017;
XII.	of the V2 Ambiental’s Extraordinary Shareholders’ General Meeting held on December 20th, 2017;
XIII.	of the CGR Guatapará’s Partners Meeting held on December 20th, 2017;
XIV.	of the Ambiental Sul’s Partners Meeting held on December 20th, 2017;
XV.	of Resicontrol’s Extraordinary Shareholders’ General Meeting held on December 20th, 2017;
XVI.	of the Oxil’s Partners Meeting held on December 20th, 2017; and
XVII.	of the Estre Aterros’s Extraordinary Shareholders’ General Meeting held on December 20th, 2017.

2.	Amendment

2.1
The Deed of Issuance is hereby amended in accordance with the decisions set forth in Clause 1 above and shall henceforth be in force in accordance with the terms and conditions comprised in the restated version transcribed in Exhibit I of this Tenth Amendment.

2.2
The consenting intervening parties are hereby excluded from the capacity of being parties and signatories of the Deed of Issuance, provided that any future amendment to the Deed of Issuance shall not depend on their consent or signature.

3.	Warranties of the Company and of the Guarantors

3.1
The Company and the Guarantors in this act provide all the statements described in the restated version of the Deed of Issuance, comprised in Exhibit I of this Tenth Amendment, as if they were transcribed here.

4.	General Provisions

4.1	The obligations assumed in this Tenth Amendment are irrevocable and irreversible, obliging the Parties and their successors, in any way, to its full compliance.

4.2	Any amendment to this Tenth Amendment shall only be considered valid if formalized in writing, in a specific instrument duly executed by all parties.

4.3
The invalidity or nullity, in whole or in part, of any of the provisions of this Tenth Amendment shall not affect the others, which shall remain valid and effective until the fulfillment by the parties of all their obligations hereunder.

4.4
Any tolerance, partial exercise or concession between the parties shall always be considered mere liberality and shall not constitute a waiver or loss of any right, faculty, privilege, prerogative or powers conferred (including mandate), nor shall it imply novation, alteration, compromise, remission, amendment or reduction of the rights and obligations arising therefrom.

4.5
The parties recognize this Tenth Amendment and the Debentures as an extrajudicial enforcement title, pursuant to article 784, items I and III, of Law No. 13.105, dated March 16th, 2015, as amended (“Brazilian Code of Civil Procedure”).

4.6
For the purposes of this Tenth Amendment, the Parties may, in their sole discretion, request the specific enforcement of the obligations assumed herein, pursuant to articles 497 et seq., 538, 806 et seq. of the Brazilian Code of Civil Procedure, without prejudice to the right to declare the early maturity of the obligations arising from the Debentures, in accordance with the terms established in the Deed of Issuance.

5.	Governing Law

5.1	This Tenth Amendment is governed by the laws of the Federative Republic of Brazil.

6.	Jurisdiction

6.1	The district court of the City of São Paulo, São Paulo State, is herein elected to resolve any questions that may result from this Tenth Amendment, with the exclusion of any other, however privileged.

In witness whereof, the Parties, compelling themselves and their successors, execute this Tenth Amendment in thirty (30) counterparts of same content and form, together with two (2) witnesses identified below, who also execute it.

São Paulo, December 20th, 2017.

(Signatures placed on the next 7 (seven) pages.)

(Remainder of this page intentionally left blank.)

Tenth Amendment to the Private Instrument of Deed regarding the First Public Issuance of Common Debentures, Non-Convertible into Shares with Additional Real Guarantees and Additional Fiduciary Guarantee, for Public Placement with Restricted Placement Efforts, of Estre Ambiental S.A., executed on December 20th, 2017, between Estre Ambiental S.A., Oliveira Trust S.A. Distribuidora de Títulos e Valores Mobiliários S.A., Ambiental Sul Brasil ‑ Central Regional de Tratamento de Resíduos Ltda., Cavo Serviços e Saneamento S.A., CGR Guatapará ‑ Centro de Gerenciamento de Resíduos Ltda., CGR ‑ Centro de Gerenciamento de Resíduos Feira de Santana S.A., Estre SPI Ambiental S.A., Geo Vision Soluções Ambientais e Energia S.A., NGA ‑ Núcleo de Gerenciamento Ambiental Ltda., NGA Jardinópolis‑Núcleo de Gerenciamento Ambiental Ltda., NGA Ribeirão Preto ‑ Núcleo de Gerenciamento Ambiental Ltda., Oxil Manufatura Reversa e Gerenciamento de Resíduos Ltda., Resicontrol Soluções Ambientais S.A., V2 Ambiental SPE S.A., Viva Ambiental e Serviços S.A., Wilson Quintella Filho, Tatiana Stefani Quintella and Estre Coleta Holding S.A.

Estre Ambiental S.A.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

Ambiental Sul Brasil‑Central Regional de Tratamento de Resíduos Ltda.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

Cavo Serviços e Saneamento S.A.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

Viva Ambiental e Serviços S.A.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

CGR‑Guatapará-Centro de gerenciamento de Resíduos Ltda.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

CGR-Centro de Gerenciamento de Resíduos Feira de Santana Ltda.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

Estre SPI Ambiental S.A.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

Geo Vision Soluções Ambientais e Energia S.A.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

NGA-Núcleo gerenciamento Ambiental Ltda.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

NGA-Jardinópolis-Núcleo de Gerenciamento Ambiental Ltda.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

NGA Ribeirão Preto‑Núcleo de Gerenciamento Ambiental Ltda.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

Oxil Manufatura Reversa e Gerenciamento de Resíduos Ltda.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

Resicontrol Soluções Ambientais S.A.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

V2 Ambiental SPE S.A.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

Estre Coleta Holding S.A.

/s/ Julio Volotao Name: Julio Volotao Position: Legal Officer	/s/ Sergio Pedreiro Name: Sergio Pedreiro Position: President

Wilson Quintella Filho

/s/ Wilson Quintella Filho

Tatiana Stefani Quintella

/s/ Tatiana Stefani Quintella

Oliveira Trust Distribuidora de Títulos e Valores Mobiliários S.A.

/s/ Fernando Nunes Luis Name: Fernando Nunes Luis Position: Attorney-in-fact	/s/ Bruna Souza Noel Name: Bruna Souza Noel Position: Attorney-in-fact

Witnesses:

Mariana Scarabelli dos Santos Cardoso Name: Mariana Scarabelli dos Santos Cardoso Id.: CPF/MF:	/s/ Priscila Scarabelli Alves Name: Priscila Scarabelli Alves Id.: CPF/MF:

TENTH AMENDMENT TO THE PRIVATE INSTRUMENT OF DEED REGARDING THE FIRST PUBLIC ISSUANCE OF COMMON DEBENTURES, NON-CONVERTIBLE INTO SHARES, WITH ADDITIONAL REAL GUARANTEES AND ADDITIONAL FIDUCIARY GUARANTEE, FOR PUBLIC PLACEMENT WITH RESTRICTED PLACEMENT EFFORTS, OF ESTRE AMBIENTAL S.A.

EXHIBIT I

PRIVATE INSTRUMENT OF DEED REGARDING THE FIRST PUBLIC ISSUANCE OF COMMON DEBENTURES, NON-CONVERTIBLE INTO SHARES, WITH REAL GUARANTEES AND WITH ADDITIONAL FIDUCIARY GUARANTEE, FOR PUBLIC PLACEMENT WITH RESTRICTED PLACEMENT EFFORTS OF
Estre Ambiental S.A.

This “Private Instrument of Deed regarding the First Public Issuance of Common Debentures, Non-Convertible into Shares with Real Guarantees and with Additional Fiduciary Guarantee, for Public Placement with Restricted Placement Efforts, of Estre Ambiental S.A.” (“Deed of Issuance”) is executed between:

I.	as issuer and offeror of the Debentures (as defined below):

Estre Ambiental S.A., a corporation with no register as an issuer of securities before the CVM (as defined below), with head offices in the City of São Paulo, State of São Paulo, at Avenida Presidente Juscelino Kubitschek, No. 1,830, Tower I, 3rd floor, Zip Code 04543-000, enrolled with the CNPJ (as defined below) under No. 03.147.393/0001-59, with its acts of incorporation registered with JUCESP (as defined below) under NIRE 35.300.329.635, herein represented pursuant to its by-laws (“Company”);

II.	as fiduciary agent, appointed in this Deed of Issuance, representing the Debenture Holders:

Oliveira Trust Distribuidora de Títulos e Valores Mobiliários S.A., a financial institution with head offices in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida das Américas, No. 3.434, bloco 7, sala 201, Barra da Tijuca, ZIP Code 22640-102, enrolled with the CNPJ under No. 36.113.876/0001-91, herein represented pursuant to its bylaws (“Fiduciary Agent”);

III.	as guarantors, joint debtors and principal payers, jointly and severally with each other and with the Company:

Ambiental Sul Brasil ‑ Central Regional de Tratamento de Resíduos Ltda., a limited liability business company, with head offices in the City of Sarandi, State of Paraná, at Estrada Aquidaban, without number, lote 8-A-1/09-C/09-D, Zip Code 87111- 230, enrolled with the CNPJ under No. 08.738.827/0001-09, with its acts of incorporation registered with JUCEPAR (as defined below) under NIRE 41.205.889.763, herein represented pursuant to its articles of association (“Ambiental Sul “);

Cavo Serviços e Saneamento S.A, a corporation with head offices in the City of Paulínia, State of São Paulo, at Avenida Orlando Vedovello, No. 2142, Zip Code 13144-610, enrolled with the CNPJ under No. 01.030.942/0001-85, with its acts of incorporation registered with JUCESP under NIRE 35.300.144.520, herein represented pursuant to its bylaws (“Cavo”);

CGR ‑ Centro de Gerenciamento de Resíduos Feira de Santana S.A., a corporation with head offices in the City of Feira de Santana, State of Bahia, at Rua Miguel Pinto de Santana, without number, Zip Code 44019-885, enrolled with the CNPJ under No. 18.854.359/0001-91, with its acts of incorporation registered with JUCEBA (as defined below) under NIRE 29.300.034.819, herein represented pursuant to its bylaws (“CGR Feira de Santana”);

CGR Guatapará‑Centro de Gerenciamento de Resíduos Ltda., a limited liability business company, with head offices in the City of Guatapará, State of São Paulo, at Rodovia Cunha Bueno, without number, km 183, Zip Code 14115-000, enrolled with the CNPJ under No. 08.463. 831/0001-01, with its acts of incorporation registered with JUCESP under NIRE 35.221.060.226, herein represented pursuant to its articles of association (“CGR Guatapará”);

Estre SPI Ambiental S.A, a corporation with head offices in the City of Ribeirão Preto, State of São Paulo, at Avenida Thomaz Alberto Whately, No. 5005, Anexo VII, Zip Code 14078-900, enrolled with the CNPJ under No. 10.541.089/0001- 57, with its acts of incorporation registered with JUCESP under NIRE 35.300.375.661, herein represented pursuant to its bylaws (“Estre SPI”);

Geo Vision Soluções Ambientais e Energia S.A, a corporation with head offices in the City of São Paulo, State of São Paulo, at Avenida Presidente Juscelino Kubitschek, No. 1830, Tower I, 3rd floor, Zip Code 04543-900, enrolled with the CNPJ under No. 08.303.561/0001-71, with its acts of incorporation registered with JUCESP under NIRE 35.300.374.932, herein represented pursuant to its by-laws (“Geo Vision”);

NGA Jardinópolis ‑ Núcleo de Gerenciamento Ambiental Ltda., a limited liability business company, with head offices in the City of Jardinópolis, State of São Paulo, at Estrada Municipal Jardinópolis - Sales Oliveira, without number, km 9, Anexo II, Zip Code 14680-000, enrolled with the CNPJ under n 10.556.415/0001-08, with its acts of incorporation registered with JUCESP under NIRE 35.222.696.477, herein represented pursuant to its articles of association (“NGA Jardinópolis”)

NGA ‑ Núcleo de Gerenciamento Ambiental Ltda.., a limited liability business company with head offices in the City of Ribeirão Preto, State of São Paulo, at Avenida Thomaz Alberto Whately, No. 5005, Anexo 6, Zip Code 14078-900, enrolled with the CNPJ under No. 09.325.263/0001-45, with its acts of incorporation registered with JUCESP under NIRE 35.221.972.985, herein represented pursuant to its articles of association (“NGA”);

NGA Ribeirão Preto ‑ Núcleo de Gerenciamento Ambiental Ltda., a limited liability business company with head offices in the City of Jardinópolis, State of São Paulo, at Estrada Municipal Jardinópolis - Sales Oliveira, without number, km 9, Anexo III, Zip Code 14680-000, enrolled with the CNPJ under No. 10.536.788/0001-09, with its acts of incorporation registered with JUCESP under NIRE 35.222.907.893, herein represented pursuant to its articles of association (“NGA Ribeirão Preto”);

Oxil Manufatura Reversa e Gerenciamento de Resíduos Ltda., a limited liability business company, with head offices in the City of Sorocaba, State of São Paulo, at Avenida Garabed Gananiam, No. 296, Galpão 1, Zip Code 18087-340, enrolled with the CNPJ under No. 03.506.999/0001-33, with its acts of incorporation registered with JUCESP under NIRE 35.215.927.868, herein represented pursuant to its articles of association (“Oxil”);

Resicontrol Soluções Ambientais S.A., a corporation with head offices in the City of São Paulo, State of São Paulo, at Avenida Presidente Juscelino Kubitschek, No. 1830, Tower I, 3rd floor, Zip Code 04543-900, enrolled with the CNPJ under No. 00.957.744/0001-07, with its acts of incorporation registered with JUCESP under NIRE 35.300.383.397, herein represented pursuant to its by-laws (“Resicontrol”);

V2 Ambiental SPE S.A., a corporation with head offices in the City of Maceió, State of Alagoas, at Avenida da Paz, No. 1388, sala 607, Zip Code 57020-440, enrolled with the CNPJ under No. 10.826.008/0001-65, with its acts of incorporation registered with JUCEAL (as defined below) under NIRE 27.300.025.796, herein represented pursuant to its bylaws (“V2 Ambiental”);

Viva Ambiental e Serviços S.A., a corporation with head offices in the City of São Paulo, State of São Paulo, at Avenida Presidente Juscelino Kubitschek, No. 1830, Tower I, 3rd floor, Zip Code 04543-900, enrolled with the CNPJ under No. 05.566. 002/0001-66, with its acts of incorporation registered with JUCESP under NIRE 35.300.415.019, herein represented pursuant to its bylaws (“Viva Ambiental”) and, together with Ambiental Sul, Cavo, CGR Guatapará, CGR Feira de Santana, Estre SPI, Geo Vision, NGA, NGA Jardinópolis, NGA Ribeirão Preto, Oxil, Resicontrol and V2 Ambiental, the “Guarantors”, when jointly referred, and “Guarantor” , when individually referred, the Guarantors when jointly referred the Company and the Fiduciary Agent, “Parties”, , and “Party”, when individually referred);

Decide to execute this Deed of Issuance, in accordance with the following terms and conditions:

1.	Definitions

1.1
The following terms are considered defined terms, for the purposes of this Deed of Issuance, whether in the singular or in the plural, and capitalized terms used in this Deed of Issuance that are not defined herein have the meaning defined to them in the others Documents of the Secured Obligations related with the Debentures.

“Fiduciary Disposed Shares” has the meaning set forth in Clause 7.10 below.

“Subsidiaries” mean, in respect of a person, the Controlling Companies, Controlled Companies and the Related Company of, and the Companies under Common Control with, such person.

“Fiduciary Agent” has the meaning set forth in the preamble.

“Fiduciary Disposal of Shares” has the meaning set forth in Clause 7.10 below.

“Fiduciary Disposals of Properties” mean the fiduciary disposals of the Ceará Property, Curitiba Property, Feira de Santana Property, Guatapará Property, Itapevi Property, Itapevi 2 Property, Jardinópolis Property, Mandirituba Property, Paulínia 1 Property, Paulínia 2 Property, Piratininga Property, Prudente Property, Sarandi Property, Sergipe – Carmópolis Property, Sergipe – Nossa Senhora do Socorro Property, Tremembé Property and Tremembé 2 Property to be incorporated by the Agreements regarding the Fiduciary Disposal of Properties, under the Deed of 2nd Issuance.

“Fiduciary Disposals of Quotas” has the meaning set forth in Clause 7.11 below.

“Ambiental Sul” has the meaning provided in the preamble.

“Optional Early Amortization” has the meaning set forth in Clause 7.22 below.

“Mandatory Early Amortization” has the meaning set forth in Clause 7.26 below.

“Mandatory Early Amortization – Event of Migration” has the meaning set forth in Clause 7.27 below.

“ANBIMA” means the Brazilian Association of Financial and Capital Market Entities (Associação Brasileira das Entidades dos Mercados Financeiros e de Capitais – AMBIMA).

“Optional Acquisition” has the meaning set forth in Clause 7.24 below.

“Independent Auditor” means an independent auditor duly registered before CVM, among Deloitte Touche Tohmatsu Auditores Independentes, Ernst & Young Terco Auditores Independentes, KPMG Auditores Independentes and PricewaterhouseCoopers Auditores Independentes.

“B3” means B3 S.A. – Brasil, Bolsa, Balcão or B3 S.A. - Brasil, Bolsa, Balcão, Segmento CETIP UTVM, as applicable.

“Settling Bank” means Banco Bradesco S.A., a financial institution with head offices at Av. Yara, s/n – in the City of Deus – Prédio Amarelo, 2nd Floor, in the municipality of Osasco, State of São Paulo, enrolled with the CNPJ under No. 60.746.948/0001-12

“Bonus for Compliance” has the meaning set forth in Clause 7.27 below.

“Boulevard Cayman” means Boulevard Acquisition Corp. II Cayman Holding Company or any of its successors, in any title.

“BTG” means Banco BTG Pactual S.A.

“Business Combination Agreement” means the version of the Amended and Restated Business Combination Agreement, executed on August 15th, 2017, as amended on September 11th, 2017 and available for consultation on December 10th, 2017, at the following link:
https://www.sec.gov/Archives/edgar/data/1716586/000104746917007549/a2233994zf-4a.htm.

“Invested Working Capital” means the difference between the absolute variation of (X) the Company’s operating current liabilities (comprised by the accounts of (i) suppliers and (ii) labor obligations indicated in the Company’s Consolidated Financial Statements); and (Y) the Company’s operating current assets (comprised by the accounts of (i) trade accounts receivable; (ii) recoverable taxes (iii) inventories, (iv) advances to suppliers, and (v) expenses regarding the following fiscal year indicated in the Company’s Consolidated Financial Statements); all calculated in relation to the period of twelve (12) months immediately prior to the respective calculation date.

“Cavo” has the meaning provided in the preamble.

“Fiduciary Assignment - Properties” has the meaning set forth in Clause 7.13 below.

“Fiduciary Assignment - Surplus” has the meaning set forth in Clause 7.14 below.

“CETIP21” means CETIP21 – Títulos e Valores Mobiliários, managed and operated by B3.

“CGR Feira de Santana” has the meaning provided in the preamble.

“CGR Guatapará” has the meaning provided for in the preamble.

“CNPJ” means the National Register of Legal Entities of the Ministry of Finance (Cadastro Nacional da Pessoa Jurídica do Ministério da Fazenda – CNPJ).

“ANBIMA Code” means the ANBIMA Code of Regulation and Best Practices for the Public Offerings regarding the Placement and Acquisition of Securities (Código AMBIMA de Regulação e Melhores Práticas para as Ofertas Públicas de Distribuição e Aquisição de Valores Mobiliários).

“Brazilian Civil Code” means Law No. 10,406, of January 10th, 2002, as amended.

“Brazilian Code of Civil Procedure” means Law 13,105, dated March 16th, 2015, as amended.

“Business Combination” means the series of corporate restructuring operations involving the Company, its shareholders and Boulevard Cayman, as described in the Business Combination Agreement, and especially its Exhibit C.

“Company” has the meaning set forth in the preamble.

“Confession of Indebtedness” has the meaning set forth in the Confession of Indebtedness Agreement.

“Fulfillment of the Business Combination” means the date referred to in a material fact, communication to the market or in any other communication with similar effect in which Boulevard Cayman has disclosed the Fulfillment of the Business Combination.

“Fiduciary Disposal of Shares Agreement - Estre Ambiental” means, jointly, the “ Private Instrument for the Establishment of the Fiduciary Disposal of Shares in Guarantee - Estre Ambiental S.A.”, to be substantially executed in accordance with Exhibit III within sixty (60) days counted as from December 20th, 2017, between Holdco, Boulevard Cayman, the Fiduciary Agent, Oliveira Trust Distribuidora de Títulos e Valores Mobiliários S.A., the Creditor of the Confession and the Company, and its amendments.

“Confession of Indebtedness Agreement” has the meaning set forth in the preamble.

“Agreements regarding the Fiduciary Disposal of Shares” means, jointly, (i) the Fiduciary Disposal of Shares Agreement - Estre Ambiental; (ii) the “First Amendment to the Private Instrument for the Establishment of the Fiduciary Disposal of Shares in Guarantee - Geo Vision”, executed on December 20th, 2017, between the Company, the Fiduciary Agent, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários, the Creditor of the Confession and Geo Vision, and its amendments; (iii) the “ Private Instrument for the Establishment of the Fiduciary Disposal of Shares in Guarantee - Cavo”, executed on December 20th, 2017, between the Company, the Fiduciary Agent, the Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários, the Creditor of the Confession and Cavo, and its amendments; (iv) the “Private Instrument for the Establishment of the Fiduciary Disposal of Shares in Guarantee - Estre SPI”, executed on December 20th, 2017, between Geo Vision, the Fiduciary Agent, the Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários, the Creditor of the Confession, the Company and Estre SPI, and its amendments; (v) the “First Amendment to the Private Instrument for the Establishment of the Fiduciary Disposal of Shares in Guarantee - Viva”, executed on December 20th, 2017, between Cavo, the Company, the Fiduciary Agent, the Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários, the Creditor of the Confession, and Viva Ambiental, and its amendments; (vi) the “Private Instrument for the Establishment of the Fiduciary Disposal of Shares in Guarantee - CGR Feira de Santana”, executed on December 20th, 2017, between Cavo, Oliveira Trust Distribuidora de Títulos e Valores Mobiliários S.A., the Fiduciary Agent, the Creditor of the Confession, the Company and CGR Feira de Santana, and its amendments; (vii) the Private Instrument for the Establishment of the Fiduciary Disposal of Shares in Guarantee - Resicontrol”, executed on December 20th, 2017, between Estre Aterros, the Fiduciary Agent, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários,  the Creditor of the Confession, the Company and Resicontrol, and its amendments; and (viii) the “First Amendment to the Private Instrument for the Establishment of the Fiduciary Disposal of Shares in Guarantee - V2”, executed on December 20th, 2017, between Cavo, the Fiduciary Agent, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários,  the Creditor of the Confession, the Company and V2 Ambiental, and its amendments.

“Agreements regarding the Fiduciary Disposal of Properties” means, jointly, (i) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between the  Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Ceará Property (“Imóvel Ceará”); (ii) the “First Amendment to the Private Instrument for the Establishment of the Fiduciary Disposal of Properties in Guarantee”, executed on December 20th, 2017, between the Company, Cavo, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its and its amendments, in regard to the fiduciary disposal of the Curitiba Property (“Imóvel Curitiba”) and the Mandirituba Property (“Imóvel Mandirituba”); (iii) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between CGR Feira de Santana, the Company, Pentágono S.A. Distribuidora de Títulos e Valores and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Feira de Santana Property (“Imóvel Feira de Santana”); (iv) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between CGR Guatapará, the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Guatapará Property (“Imóvel Guatapará”); (v) the “Private Instrument for the Establishment of the Fiduciary Disposal of Properties in Guarantee”, executed on December 20th, 2017, between the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Itapevi Property (“Imóvel Itapevi”); (vi) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Itapevi 2 Property (“Imóvel Itapevi 2”); (vii) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between CGR Guatapará, the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Jardinópolis Property (“Imóvel Jardinópolis”); (viii) the “Third Amendment to the Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its and its amendments, in regard to the fiduciary disposal of the Paulínia 1 Property (“Imóvel Paulínia 1”); (ix) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Paulínia 2 Property (“Imóvel Paulínia 2”); (x) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between CGR Guatapará, the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Piratininga Property (“Imóvel Piratininga”); (xi) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between Geo Vision, the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Prudente Property (“Imóvel Prudente”); (xii) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between Ambiental Sul, the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Sarandi Property (“Imóvel Sarandi”); (xiii) the “Private Instrument for the Establishment of the Fiduciary Disposal of Properties in Guarantee”, executed on December 20th, 2017, between the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Sergipe Property - Carmópolis (“Imóvel Sergipe - Carmópolis”); (xiv) the “Private Instrument for the Establishment of the Fiduciary Disposal of Properties in Guarantee”, executed on December 20th, 2017, between the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Sergipe Property – Nossa Senhora do Socorro (“Imóvel Sergipe - Nossa Senhora do Socorro”); (xv) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between Resicontrol, the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Tremembé 1 Property (“Imóvel Tremembé 1”); and (xvi) the “Private Instrument for the Establishment of the Fiduciary Disposal of Property in Guarantee”, executed on December 20th, 2017, between Resicontrol, the Company, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários and the Creditor of the Confession, and its amendments, in regard to the fiduciary disposal of the Tremembé 2 Property (“Imóvel Tremembé 2”)

“Agreements regarding the Fiduciary Disposal of Quotas” means, jointly, (i) the “Private Instrument for the Establishment of the Fiduciary Disposal of Quotas in Guarantee – NGA Jardinópolis and NGA Ribeirão”, executed on December 20th, 2017, between NGA, Geo Vision, the Fiduciary Agent, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários, the Creditor of the Confession, the Company, NGA Jardinópolis and NGA Ribeirão, and its amendments; (ii) the “Private Instrument for the Establishment of the Fiduciary Disposal of Quotas in Guarantee – Oxil and NGA – Management Core”, executed on December 20th, 2017, between the Company, Estre Aterros, the Fiduciary Agent, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários, the Creditor of the Confession, Oxil and NGA, and its amendments; (iii) the “Private Instrument for the Establishment of the Fiduciary Disposal of Quotas in Guarantee – Ambiental Sul, executed on December 20th, 2017, between Estre Aterros, the Fiduciary Agent, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários, the Creditor of the Confession, the Company and Ambiental Sul, and its amendments; and (iv) the “Private Instrument for the Establishment of the Fiduciary Disposal of Quotas in Guarantee – CGR Guatapará, executed on December 20th, 2017, between Geo Vision, Estre Aterros, the Fiduciary Agent, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários, the Creditor of the Confession, the Company and CGR Guatapará, and its amendments.

“Fiduciary Assignment Agreement – Properties” - means the “Private Instrument Fiduciary Assignment in Guarantee and Other Covenants under Contingent Condition”, executed on June 19th, 2017, between the Company and the Creditor of the Confession and its amendments.

“Fiduciary Assignment Agreement – Surplus” - means the “Private Instrument for the Establishment of the Fiduciary Assignment regarding Remaining Credit Rights in Guarantee”, executed on December 20th, 2017, between the Company, the Fiduciary Agent, Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários , the Creditor of the Confession, and its amendments.

“Placement Agreement” means the agreement for the coordination, allotment and  of  Debentures distribution, , executed between the Company and the Lead Coordinator, and its amendments.

“Guarantee Agreements” means the Agreements regarding the Fiduciary Disposal of Shares, the Agreements regarding the Fiduciary Disposal of Quotas, the Agreements regarding the Fiduciary Assignment Agreement- Properties and the Fiduciary Assignment Agreement- – Surplus, together.

“Controlled Company” means, with respect to any person, any controlled company (as per the definition of Control), directly or indirectly, by such person.

“Controlling Company” means, with respect to any person, any controlling company (as per the definition of Control), direct or indirect, of such person.

“Control” means the control, direct or indirect, of any company, as defined in article 116 of the Brazilian Corporation Law.

“Lead Coordinator” means Banco BTG Pactual S.A.

“Creditor of the Confession” means BTG, provided that such definition includes its successors and assignors, under any title.

“CVM” means the Brazilian Securities Commission (“Comissão de Valores Mobiliários”).

“Issuance Date” has the meaning set forth in Clause 7.14 below.

“Payment Date” has the meaning set forth in Clause 6.3 below.

“Maturity Date” has the meaning set forth in Clause 7.17 below.

“Debentures” means the debentures object of this Deed of Issuance.

“Second Issuance Debentures” means the debentures object of the Deed of 2nd Issuance.

“Debentures in Circulation” means all Debentures subscribed and paid up and not redeemed, excluding the Debentures held in treasury and, also, for purposes of establishing an applicable quorum, excluding Debentures directly or indirectly owned by (i) the Company or any of the Guarantors; (ii) to any Controlling Company, any Controlled Company and/or any Related Company of any of the persons indicated in the previous item; or (iii) to any officer, director, spouse, companion or relative up to the third (3rd) degree of any of the persons referred to in the preceding items.

“Debenture Holders” means the holders of the Debentures.

“Audited Consolidated Financial Statements of the Company” has the meaning set forth in Clause 8.1 below, item I, item (i).

“Consolidated Financial Statements of the Guarantors” has the meaning set forth in Clause 8.1 below, item II.

“Consolidated Financial Statements of the Company” has the meaning set forth in Clause 8.1 below, item I, item (ii).

“Revised Consolidated Financial Statements of the Company” has the meaning set forth in Clause 8.1 below, item I, subsection (ii).

“Business Day” means (i) with respect to any pecuniary obligation, any day other than a Saturday, Sunday or in a holiday declared as national; and (ii) with respect to any non-pecuniary obligation provided for in this Deed of Issuance, any day which is considered as a workday for the commercial banks in the City of São Paulo, State of São Paulo, and which is not, on its turn, a Saturday, Sunday or a holiday declared as national.

“Net Debt” means the sum of the following accounts of the Company’s consolidated balance sheet: (a) financing and loans (short and long term); (b) debentures (short and long term); (c) accounts payable related to the acquisition of assets with terms exceeding sixty (60) days; (d) other liability accounts subject to the payment of interest, including, but not limited to, tax installments, such as Refis and PAES or late tax liabilities not mentioned in items (a) to (d) above, excluding the accounts payable related with suppliers; (e) debt with related parties; (f) exposure of derivatives; (g) balance regarding financial leasing operations; and (h) letters of credit, endorsements, sureties, co-obligations and other guarantees provided for the benefit of the companies which are not consolidated in the Company’s balance sheet; subtracting from such obtained amount the cash and the cash equivalents and the financial investments (observing that the cash given as guarantee in lawsuits shall not be considered).

“Documents of the Secured Obligations related with the Confession of Indebtedness” means the Confession of Indebtedness Agreement, the Guarantee Agreements and the others documents and/or amendments related to the instruments referred to above, together.

“Documents of the Secured Obligations related with the Debentures” means this Deed of Issuance, the Guarantee Agreements and the others documents and/or amendments related to the instruments referred to above, together

“Documents of the Secured Obligations related with the Second Issuance” means the Deed of Second Issuance, the Security Agreements regarding the Fiduciary Disposal - Properties and the, the other documents and /or amendments related to the abovementioned instruments, together.

“DOEAL” means the Official Gazette of the State of Alagoas (“Diário Oficial do Estado de Alagoas – DOEAL”).

“DOEBA” means Official Gazette of the State of Bahia (“Diário Oficial do Estado da Bahia – DOEBA”).

“DOESP” means Official Gazette of the State of São Paulo (“Diário Oficial do Estado de São Paulo – DOESP”).

“EBITDA” means, based on the Company’s Consolidated Financial Statements regarding the twelve (12) months immediately preceding, the net profit for the period, plus taxes on income, net financial expenses, financial income and depreciations, amortizations and depletions, calculated in accordance with CVM Normative Ruling No. 527 of October 4th, 2012 and the accounting standards in force at the respective ascertainment date.

“Adjusted EBITDA” means the EBITDA before expenses, costs or results with (a) the impairment of assets; (b) the sales of assets, capital or the retirement of fixed assets; and (c) other items disclosed to the market by the Company as non-recurring, in accordance with the documents sent to the Securities and Exchange Commission (SEC).

“Material Adverse Effect” means (i) any material adverse effect on the financial position, business, assets, operational results of the Company and its Guarantors (understood as a whole); and/or (ii) any material adverse effect on the ability of the Company and/or of the Guarantors (understood as a whole) to comply with any of their obligations under this Deed of Issuance and/or any of the others Documents of the Secured Obligations related with the Debentures.

“Issuance” means the issuance of the Debentures, pursuant to the Brazilian Corporation Law.

“Delay Penalties” has the meaning set forth in Clause 7.31 below.

“Deed of Issuance” has the meaning provided in the preamble.

“Deed of Second Issuance” means the “Private Instrument of Deed regarding the Second Issuance of Common Debentures, Non-Convertible into Shares, in Single Series, of the Unsecured Type into Additional Guarantees’ Type and with Fiduciary Guarantee, for Public Placement with Restricted Placement Efforts, of Estre Ambiental S.A”, executed between, among others, the Company and Pentágono S.A. Distribuidora de Títulos e Valores Mobiliários on November 26th, 2012, and its amendments.

“Bookeeping” means Banco Bradesco S.A., a financial institution with head offices at Av. Yara s/n – in the City of Deus – Prédio Amarelo, 2nd Floor, in the municipality of Osasco, State of São Paulo, at enrolled with CNPJ under number 60.746.948/0001-12.

“Estre Aterros” means the Estre Aterros e Valorização Holding S.A.

“Estre SPI” has the meaning provided for in the preamble.

“Equity Event” means, at any time after the Fulfillment of the Business Combination, any capital increase fulfilled by means of the payment with the cash of the Company and/or of the Cayman Boulevard, with or without the issuance of new shares issued by the Company and/or by Boulevard Cayman, as applicable.

“Event of Default” has the meaning set forth in Clause 7.35 below.

“Event of Migration” means each of the events of redemption or repayment of the  Debentures and the replacement of the amount related to such redemption or repayment for the Confession of Indebtedness, under the terms of the Confession of Indebtedness Agreement.

“Guarantors” has the meaning set out in the preamble.

“Surety” has the meaning set forth in Clause 7.9 below.

“Guarantees” mean, jointly, the Fiduciary Disposal of Shares, the Fiduciary Disposals of Quotas, the Fiduciary Assignment – Properties, the Fiduciary Assignment - Surplus, and the Surety.

“Geo Vision” has the meaning set forth in the preamble.

“Holdco” means Road Participações Ltda., A limited liability business company with head offices in the City of São Paulo, State of São Paulo, at Rua Fradique Coutinho, No. 1267, sala 7, piso T, caixa V002, Pinheiros, Zip Code 05416-011, enrolled with the CNPJ under No. 29.274.519/0001-40, with its acts of incorporation registered with JUCESP under NIRE 35.235.147.230.

“ICSD” means the Debt Service Coverage Ratio, calculated in accordance with the following formula and taking into consideration the twelve (12) months immediately prior to the respective calculation date: (Adjusted EBITDA + dividends and other funds received by the Company’s subsidiaries which are not consolidated in the Company’s Consolidated Financial Statements - Working Capital Invested - depreciation (excluding the provision for the closure and post-closure of the landfill) - IR (effectively paid/cash))/Debt Service (amortization of the principal + interest payment, including payments of interest and principal due to tax installments - financial income (excluding the exchange variation not related with cash).

“IGPM” means the General Market Price Index, published by the Getúlio Vargas Foundation.

“Ceará Property” means the property subject to registrations Nos. 25758 and 25759, registered at the Real Estate Registers’ Office of the District of Caucaia, State of Ceará.

“Curitiba Property” means the property subject to registration No. 24407, registered at the Real Estate Registers’ Office of the District of Fazenda Rio Grande Farm, State of Paraná.

“Feira de Santana Property” means the property subject to registrations nos. 25010 and 59244, registered at the 1st Real Estate Registers’ Office of the District of Feira de Santana, State of Bahia.

“Guatapará Property” means the property subject to registration No. 135512, registered at the Real Estate Registers’ Office of the District of Ribeirão Preto, State of São Paulo.

“Itapevi 1 Property” means the property subject to registration nos. 689, 9397, 18198, 37765, 52572, 52573, 52574, 52683, registered at the Real Estate Registers’ Office of the District of Cotia, State of São Paulo.

“Itapevi 2 Property” means the property subject to registration number 2841, registered at the Real Estate Registers’ Office of the District of Itapevi, State of São Paulo.

“Jardinopólis Property” means the property subject to registrations nos. 11118 and 11119, registered at the Real Estate Registers’ Office of the District of Jardinópolis, State of São Paulo.

“Mandirituba Property” means the property subject to registrations nos. 33099 and 7971, registered at the Real Estate Registers’ Office of the District of Fazenda Rio Grande, State of Paraná.

“Paulínia 1 Property” means the property subject to registrations nos. 216, 217, 3368 and 20647, registered at the 4th Real Estate Registers’ Office of the District of Campinas, State of São Paulo.

“Paulínia 2 Property” means the property subject to registration number 15276, registered at the 4th Real Estate Registers’ Office of the District of Campinas, State of São Paulo.

“Piratininga Property” means the property subject to registration number 6848, registered at the Real Estate Registers’ Office of the District of Piratininga, State of São Paulo.

“Prudente Property” means the property subject to registrations nos. 75,788 and 75,789, registered at the 2nd Real Estate Registers’ Office of the District of Presidente Prudente, State of São Paulo.

“Sarandi Property” means the property subject to registration number 25,454 (formerly 7141, 7144 and 20751), registered at the 1st Real Estate Registers’ Office of the District of Sarandi, State of Paraná.

“Sergipe Property - Carmópolis” means the property subject to registration number 1216, registered at the Real Estate Registers’ Office of the District of Carmópolis, State of Sergipe.

“Sergipe Property - Nossa Senhora do Socorro” means the property subject to registration number 4234, registered at the Real Estate Registers’ Office of the District of Nossa Senhora do Socorro, State of Sergipe.

“Tremembé 1 Property” means the property subject to registrations nos. 2825, 2826, 2827, 5795 and 5796, registered at the Real Estate Registers’ Office of the District of Tremembé, State of São Paulo.

“Tremembé 2 Property” means the property subject to registrations nos. the 2150 and 5797, registered in the Real Estate Registers’ Office of the District of Tremembé, State of São Paulo.

“Financial Index” has the meaning set forth in Clause 7.35.2 below, subsection XXII.

“CVM Normative Ruling 476” means CVM Normative Ruling 476, of January 16th, 2009, as amended.

“CVM Normative Ruling 539” means CVM Normative Ruling 539, of November 13th, 2013, as amended.

“CVM Normative Ruling 583” means CVM Normative Ruling 583, of December 20th, 2016, as amended.

“Professional Investors” has the meaning set forth in article 9-A of CVM Normative Ruling 539.

“JUCEAL” means the Board of Trade of the State of Alagoas (“Junta Comercial do Estado de Alagoas – JUCEAL).

“JUCEBA” means the Board of Trade of the State of Bahia (“Junta Comercial do Estado da Bahia – JUCEBA).

“JUCESP” means the Board of Trade of the State of São Paulo (“Junta Comercial do Estado de São Paulo – JUCESP).

“JUCEPAR” means the Board of Trade of the State of Paraná (“Junta Comercial do Estado do Paraná – JUCEPAR).

“Anti-Corruption Legislation” means the legal and regulatory provisions related to the practice of corruption and acts harmful to the public administration and to the public heritage, including Law No. 12,846, of August 1st, 2013, as amended, Decree No. 8,420, of March 18th, 2015, as amended, and, as applicable, the US Foreign Corrupt Practices Act of 1977 and the UK Bribery Act.

“Brazilian Corporation Law” means Law No. 6,404, dated December 15th, 1976, as amended.

“Securities Market Law” means Law No. 6,385, of December 7th, 1976, as amended.

“MDA” means the Asset Allocation Module (“Módulo de Distribuição de Ativos – MDA”), managed and operated by B3.

“NGA” has the meaning set out in the preamble.

“NGA Jardinópolis” has the meaning foreseen in the preamble.

“NGA Ribeirão Preto” has the meaning provided in the preamble.

“Financial Obligation” means, in relation to a person, on a consolidated basis, any amount due in Brazil or abroad, as a result of (i) borrowings, loans, financing or other financial debts, including leasing, financial leasing, fixed income securities, debentures, bills of exchange, promissory notes or similar instruments; (ii) acquisitions payable; (iii) net balance of asset and liability operations with derivatives (being such balance net of what is already classified in the current and noncurrent liabilities); (iv) letters of credit, endorsements, sureties, co-obligations and other guarantees provided for the benefit of the companies which are not consolidated in the Company’s respective financial statements; (v) obligations arising from the redemption of securities representing the capital stock and payment of declared and unpaid dividends or profits, if applicable; and (vi) any deferred tax liabilities and installments of taxes/income tax payable.

“Secured Obligations related with the Confession of Indebtedness” means (i) the obligations related to the punctual and full payment, by the Company and the Guarantors, of the principal, interest remuneration, Delay Penalties and other charges related to the Confession of Indebtedness Agreement and to the others Documents of the Secured Obligations related with the Confession of Indebtedness, when due, either on the respective payment dates or as a result of early amortization or early maturity of the obligations arising from the Confession of Indebtedness, as provided in the Confession of Indebtedness Agreement; (ii) the obligations related to any other pecuniary obligations assumed by the Company and/or by any of the Guarantors, pursuant to the Confession of Indebtedness Agreement and to the others Documents of the Secured Obligations related with the Confession of Indebtedness, including obligations to pay fees, expenses, costs, charges, taxes, refunds or indemnities; and (iii) the obligation to reimburse any and all amounts that the Creditor of the Confession may disburse due to the provisions of the Confession of Indebtedness Agreement and of the others Documents of the Secured Obligations related with the Confession of Indebtedness and/or as a result of the constitution, maintenance, fulfillment, consolidation and/or seizure or execution of any of the Guarantees.

“Secured Obligations related with the Debentures” means (i) the obligations related to the punctual and full payment, by the Company and the Guarantors, of the Nominal Unitary Value of the Debentures, Remuneration, the Delay Penalties and other charges related to the Debentures, to this Deed of Issuance and to the others Documents of the Secured Obligations related with the Debentures, when due, either on the respective payment dates or due to the early redemption of the Debentures, early amortization of the Debentures or early maturity of the obligations arising from the Debentures, as provided in this Deed of Issuance; (ii) the obligations relating to any other pecuniary obligations assumed by the Company and/or by any of the Guarantors under the terms of the Debentures, of this Deed of Issuance and of the others Documents of the Secured Obligations related with the Debentures, including obligations to pay fees, expenses, costs, charges, taxes, refunds or indemnities; and (iii) the obligations to reimburse any and all amounts that the Debenture Holders and/or the Fiduciary Agent may disburse due to the provisions of the Debentures, of this Deed of Issuance and of the others Documents of the Secured Obligations related with the Debentures and/or as a result of the constitution, maintenance, fulfillment, consolidation and/or seizure or execution of any of the Guarantees.

“Secured Obligations related with the Second Issuance” means (i) the obligations related to the punctual and full payment, by the Company and the Guarantors, of the principal, interest remuneration, Delay Penalties and other charges related to the Second Issuance Debentures, to the Deed of Second Issuance and to the others Documents of the Secured Obligations related with the Second Issuance, when due, either on the respective payment dates or as a result of early amortization or early maturity of the obligations arising from the Second Issuance Debentures, as set forth in the Deed of First Issuance; (ii) the obligations relating to any other pecuniary obligations assumed by the Company and/or by any of the Guarantors under the terms of the Deed of Second Issuance and of the others Documents of the Secured Obligations related with the Second Issuance, including obligations to pay fees, expenses, costs, charges, taxes, refunds or indemnities; and (iii) the obligations to reimburse any and all amounts that the holders of the Second Issuance Debentures may disburse due to the provisions of the Deed of Second Issuance and of the others Documents of the Secured Obligations related with the Second Issuance and/or as a result of the constitution, maintenance, fulfillment, consolidation and/or seizure or execution of the Surety, of any of the Fiduciary Disposal of– Properties and Guaranties.

“Offer” means the public offering regarding the placement with restricted placement efforts of the Debentures, pursuant to the Securities Market Law, CVM Normative Ruling 476 and other applicable legal and regulatory provisions.

“Encumbrance” means a mortgage, pledge, fiduciary disposal, fiduciary assignment, usufruct, trust, sales promise, purchase option, preemptive right, charge or liens or encumbrances, arrest, restraint or attachment, judicial or extrajudicial, voluntary or involuntary, or any other act which has the practical effect similar to any of the above expressions.

“Oxil” has the meaning provided for in the preamble.

“Party” has the meaning provided for in the preamble.

“Percentage of the Fiduciary Disposal of Shares” has the meaning set forth in Clause 7.10.1 below.

“Percentage of the Fiduciary Disposal of Quotas” has the meaning set forth in Clause 7.10.1 below.

“Payment Price” has the meaning set forth in Clause 6.3 below.

“Proportion regarding Sharing B” means the percentage of the funds paid in any title to the Debenture Holders, to the holders of the Second Issuance Debentures and/or to the Creditor of the Confession within the scope of the Surety, of any of the Fiduciary Disposals of Shares, of any of the Fiduciary Disposals of Quotas, of the Fiduciary Assignment – Properties, and/or of the Fiduciary Assignment - Surplus, including those arising from the seizure and/or execution of the Surety, of any of the Fiduciary Disposals of Shares, of any of the Fiduciary Disposals of Quotas, of the Fiduciary Assignment – Properties, and/or of the Fiduciary Assignment - Surplus, as well as any optional early amortization and/or optional repurchase, which shall be used to amortize the Secured Obligations related with the Debentures, the Secured Obligations related with the Confession of Indebtedness and the Secured Obligations related with the Second Issuance, as described below: (i) forty-five point six percent (45.6%) for the amortization of the outstanding balance of the Secured Obligations related with the Second Issuance; and (ii) fifty-four point four percent (54.4%) for the amortization of the outstanding balance of the Secured Obligations related with the Confession of Indebtedness and the Secured Obligations related with the Debentures (observing the proportion between the Secured Obligations related with the Confession of Indebtedness and the Secured Obligations related with the Debentures).

“Proportion regarding Amortization” means the percentage to be observed for the fulfillment of any and all mandatory early amortization (except for the mandatory amortizations arising from an Event of Migration), within the scope of the Secured Obligations related with the Debentures and of the Secured Obligations related with the Second Issuance, as described below: (i) forty-five point six percent (45.6%) for the amortization of the Secured Obligations related with the Second Issuance; and (ii) fifty-four point four percent (54.4%) for the amortization of the Secured Obligations related with the Debentures.

“Remuneration” has the meaning set forth in Clause 7.19 below, subsection II.

“Optional Early Redemption” has the meaning set forth in Clause 7.21 below.

“Mandatory Early Redemption – Event of Migration” has the meaning set forth in Clause 7.22 below.

“Resicontrol” has the meaning provided for in the preamble.

“Surcharge” has the meaning set forth in Clause 7.19 below, subsection II.

“DI Rate” means the average daily rates of the Interbank Deposits (“Depósitos Interfinanceiros – DI”) of one day, “over extra-group”, expressed as a percentage per year, based on a year with two hundred and fifty-two (252) Business Days, daily calculated and disclosed by B3, in the daily information available on its website (http://www.cetip.com.br).

“PTAX Rate” means the US dollar rate published by the Central Bank of Brazil by means of its internet page regarding the exchange rates (http://www.bcb.gov.br/?txcambio), menu “Quotations and Bulletins” (“Cotações e Boletins”), option” Closing Prices regarding all currencies on a date” (“Cotações de Fechamento de todas as moedas em uma data”), for the currency USD, code 220,”Quotes in Real” (“Cotações em Real”), Sale (“Venda”).

“V2 Ambiental” has the meaning set out in the preamble.

“Amount of the Amortization regarding an Equity Event” has the meaning set forth in Clause 7.26 below, subsection III

“Nominal Unitary Value” has the meaning set forth in Clause 7.4 below.

“Viva Ambiental” has the meaning set out in the preamble.

2.	Authorizations

2.1	The Issuance, Offering and execution of this Deed of Issuance, the other Documents of the Secured Obligations regarding the Debentures and the Placement Agreement were made based on the deliberations:

I.	the minutes of an extraordinary general meeting held on July 4, 2011;
II.	the minutes of the board meeting of held on July 4, 2011;
III.	of the minutes of the Debenture Holders’ General Meeting held on July 22, 2011;
IV.	of the minutes of the Debenture Holders’ General Meeting held on November 17, 2011;
V.	of the minutes of the Debenture Holders’ General Meeting held on February 17, 2012;
VI.	of the minutes of the Debenture Holders’ General Meeting held on April 30, 2012;
VII.	of the minutes of the Debenture Holders’ General Meeting held on June 25, 2012;
VIII.	of the minutes of the Debenture Holders’ General Meeting held on September 6, 2012;
IX.	of the minutes of the Debenture Holders’ General Meeting held on November 13, 2012;
X.	of the minutes of the Debenture Holders’ General Meeting held on September 6, 2013;
XI.	of the minutes of the Debenture Holders’ General Meeting held on March 7, 2014;
XII.	of the minutes of the Debenture Holders’ General Meeting held on April 15, 2014;
XIII.	of the minutes of the Debenture Holders’ General Meeting held on September 8, 2014;
XIV.	of the minutes of the Debenture Holders’ General Meeting held on March 5, 2015;
XV.	of the minutes of the Debenture Holders’ General Meeting held on April 24, 2015;
XVI.	of the minutes of the Debenture Holders’ General Meeting held on September 8, 2015;
XVII.	of the minutes of the Debenture Holders’ General Meeting held on September 29, 2015;

XVIII.	of the minutes of the Debenture Holders’ General Meeting held on October 29, 2015;
XIX.	of the minutes of the Debenture Holders’ General Meeting held on November 9, 2015;
XX.	of the minutes of the Debenture Holders’ General Meeting held on December 11, 2015;
XXI.	of the minutes of the Debenture Holders’ General Meeting held on December 15, 2015;
XXII.	of the minutes of the Debenture Holders’ General Meeting held on January 13, 2016;
XXIII.	of the minutes of the Debenture Holders’ General Meeting held on January 28, 2016;
XXIV.	of the minutes of the Debenture Holders’ General Meeting held on February 26, 2016;
XXV.	of the minutes of the Debenture Holders’ General Meeting held on April 29, 2016;
XXVI.	of the minutes of the Debenture Holders’ General Meeting held on June 9, 2016;
XXVII.	of the minutes of the Debenture Holders’ General Meeting held on August 30, 2016;
XXVIII.	of the minutes of the Debenture Holders’ General Meeting held on September 29, 2016;
XXIX.	of the minutes of the Debenture Holders’ General Meeting held on October 10, 2016;
XXX.	of the minutes of the Debenture Holders’ General Meeting held on December 9, 2016;
XXXI.	of the minutes of the Debenture Holders’ General Meeting held on March 8, 2017;
XXXII.	of the minutes of the Debenture Holders’ General Meeting held on March 9, 2017;
XXXIII.	of the minutes of the Debenture Holders’ General Meeting held on May 8, 2017;
XXXIV.	of the minutes of the Debenture Holders’ General Meeting held on May 10, 2017;
XXXV.	of the minutes of the Debenture Holders’ General Meeting held on May 31, 2017;
XXXVI.	of the minutes of the Debenture Holders’ General Meeting held on June 21, 2017;
XXXVII.	of the minutes of the Debenture Holders’ General Meeting held on July 7, 2017;
XXXVIII.	of the minutes of the Debenture Holders’ General Meeting held on September 29, 2017;
XXXIX.	of the minutes of the Debenture Holders’ General Meeting held on December 12, 2017;
XL.	of the minutes of the Debenture Holders’ General Meeting held on December 19, 2017;
XLI.	of the meeting of the Board of Directors of the Company held on December 20, 2017;
XLII.	of the Company’s Extraordinary Shareholders’ General Meeting held on December 20, 2017;
XLIII.	of the Geo Vision’s Extraordinary Shareholders’ General Meeting held on December 20, 2017;
XLIV.	of the Cavo’s Extraordinary Shareholders’ General Meeting held on December 20, 2017;

XLV.	of the Estre SPI’s Extraordinary Shareholders’ General Meeting held on December 20, 2017;
XLVI.	of the NGA Partners’ Meeting held on December 20, 2017;
XLVII.	of the NGA Jardinópolis Partners’ Meeting held on December 20, 2017;
XLVIII.	of the NGA Ribeirão Preto Partners’ Meeting held on December 20, 2017;
XLIX.	of the Viva Ambiental’s Extraordinary Shareholders’ General Meeting held on December 20, 2017;
L.	of the CGR Feira de Santana’s Extraordinary Shareholders’ General Meeting held on December 20, 2017;
LI.	of the V2 Ambiental’s Extraordinary Shareholders’ General Meeting held on December 20, 2017;
LII.	of the CGR Guatapará Partners’ Meeting held on December 20, 2017;
LIII.	of the Ambiental Sul Partners’ Meeting held on December 20, 2017;
LIV.	of the Resicontrol’s Extraordinary Shareholders’ General Meeting held on December 20, 2017;
LV.	of the Oxil Partners’ Meeting held on December 20, 2017; and
LVI.	of the Estre Aterros’s Extraordinary Shareholders’ General Meeting held on December 20, 2017.

3.	Requirements

3.1
The Issuance, Offering and execution of this Deed of Issuance, the other Documents of the Secured Obligations regarding the Debentures and the Placement Agreement were made in compliance with the following requirements:

I.	filing and publication of the minutes of corporate acts. Pursuant to article 62, item I of Brazilian Corporation Law:

(i)	the minutes of the extraordinary general meeting held on July 4, 2011 were filed at JUCESP on July 21, 2011 and published in DOESP and the newspaper “Empresas & Negócios”;

(ii)	the minutes of the board of directors meeting held on July 4, 2011 were filed at JUCESP on July 21, 2011 and published in DOESP and the newspaper “Empresas & Negócios”;

(iii)	the minutes of the debenture holders’ general meeting held on November 17, 2011 were filed at JUCESP on December 28, 2011 and published in DOESP and the newspaper “Empresas & Negócios”;

(iv)	the minutes of the debenture holders’ general meeting held on February 17, 2012 were filed at JUCESP on March 26, 2012 and published in DOESP and the newspaper “Empresas & Negócios”;

(v)	the minutes of the debenture holders’ general meeting held on April 30, 2012 were filed at JUCESP on June 11, 2012 and published at DOESP and the newspaper “Empresas & Negócios”;

(vi)	the minutes of the debenture holders’ general meeting held on June 25, 2012 were filed at JUCESP on August 23, 2012 and published at DOESP and the newspaper “Empresas & Negócios”;

(vii)	the minutes of the debenture holders’ general meeting held on’ September 6, 2012 was filed at JUCESP and published in DOESP and the newspaper “Empresas & Negócios”;

(viii)	the minutes of the debenture holders’ general meeting held on November 13, 2012 was filed at JUCESP on January 13, 2013 and published in DOESP and the newspaper “Empresas & Negócios”;

(ix)	the minutes of the Debenture Holders’ General Meeting holders held on September 6, 2013 were filed at JUCESP on October 29, 2013 and published in DOESP and the newspaper “Empresas & Negócios”;

(x)	the minutes of the Debenture Holders’ General Meeting holders held on March 7, 2014 were filed at JUCESP on April 17, 2014 and published in DOESP and the newspaper “Empresas & Negócios”;

(xi)	the minutes of the Debenture Holders’ General Meeting held on April 15, 2014 were filed at JUCESP on April 29, 2014 and published in DOESP and the newspaper “Empresas & Negócios”;

(xii)	the minutes of the Debenture Holders’ General Meeting held on September 8, 2014 were filed at JUCESP on September 22, 2014 and published in DOESP and the newspaper “Empresas & Negócios”;

(xiii)	the minutes of the Debenture Holders’ General Meeting held on March 5, 2015 were filed at JUCESP on March 18, 2015 and published in DOESP and the newspaper “Empresas & Negócios”;

(xiv)	the minutes of the Debenture Holders’ General Meeting held on April 24, 2015 was filed at JUCESP on May 12, 2015 and published in DOESP and the newspaper “Empresas & Negócios”;

(xv)	the minutes of the Debenture Holders’ General Meeting held on September 8, 2015 were filed at JUCESP on September 28, 2015 and published in DOESP and the newspaper “Empresas & Negócios”;

(xvi)	the minutes of the Debenture Holders’ General Meeting held on September 29, 2015 were filed at JUCESP on October 26, 2015 and published in DOESP and the newspaper “Empresas & Negócios”;

(xvii)	the minutes of the Debenture Holders’ General Meeting held on October 29, 2015 were filed at JUCESP on December 8, 2015 and published in DOESP and the newspaper “Empresas & Negócios”;

(xviii)	the minutes of the Debenture Holders’ General Meeting held on November 9, 2015 were filed at JUCESP on December 7, 2015 and published in DOESP and the newspaper “Empresas & Negócios”;

(xix)	the minutes of the Debenture Holders’ General Meeting held on December 11, 2015 was filed at JUCESP on February 11, 2016 and published in DOESP and the newspaper “Empresas & Negócios”;

(xx)	the minutes of the Debenture Holders’ General Meeting held on December 15, 2015 was filed at JUCESP on February 11, 2016 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxi)	the minutes of the Debenture Holders’ General Meeting held on January 13, 2016 were filed at JUCESP on February 23, 2016 and published at DOESP and the newspaper “Empresas & Negócios”;

(xxii)	the minutes of the Debenture Holders’ General Meeting held on January 28, 2016 were filed at JUCESP on February 26, 2016 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxiii)	the minutes of the Debenture Holders’ General Meeting held on February 26, 2016 were filed at JUCESP on April 4, 2016 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxiv)	the minutes of the Debenture Holders’ General Meeting held on April 29, 2016 were filed at JUCESP on June 8, 2016 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxv)	the minutes of the Debenture Holders’ General Meeting held on June 9, 2016 were filed at JUCESP on October 26, 2016 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxvi)	the minutes of the Debenture Holders’ General Meeting held on August 30, 2016 was filed at JUCESP on October 26, 2016 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxvii)	the minutes of the Debenture Holders’ General Meeting held on September 29, 2016 were filed at JUCESP on October 26, 2016 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxviii)	the minutes of the Debenture Holders’ General Meeting held on October 10, 2016 were filed at JUCESP on November 25, 2016 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxix)	the minutes of the Debenture Holders’ General Meeting held on December 9, 2016 was filed at JUCESP on May 25, 2017 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxx)	the minutes of the Debenture Holders’ General Meeting held on March 8, 2017 was filed at JUCESP on April 4, 2017 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxxi)	the minutes of the Debenture Holders’ General Meeting held on March 9, 2017 was filed at JUCESP on April 11, 2017 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxxii)	the minutes of the Debenture Holders’ General Meeting held on May 8, 2017 was filed at JUCESP on September 6, 2017 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxxiii)	the minutes of the Debenture Holders’ General Meeting held on May 10, 2017 was filed at JUCESP on May 30, 2017 and published in DOESP and the newspaper “Empresas & Negócios”;

(xxxiv)
the minutes of the Debenture Holders’ General Meeting held on June 21, 2017 shall be filed at JUCESP and published in DOESP and the newspaper “Gazeta de São Paulo pursuant to Clause 8.1, subsection III, item (x) and Annex I”;

(xxxv)
the minutes of the Debenture Holders’ General Meeting held on July 7, 2017 was filed at JUCESP on August 14, 2017 and shall be published in DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xxxvi)
the minutes of the Debenture Holders’ General Meeting held on September 29, 2017 was filed at JUCESP on November 22, 2017 and will be published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xxxvii)
the minutes of the Debenture Holders’ General Meeting held on December 12, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xxxviii)
the minutes of the Debenture Holders’ General Meeting held on December 12, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xxxix)
the minutes of the meeting of the Company’s Board of Directors held on December 20, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xl)
the minutes of the Extraordinary Shareholders’ General Meeting held on December 20, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xli)
the minutes of the Geo Vision’s Extraordinary Shareholders’ General Meeting held on December 20, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xlii)
the minutes of the Cavo’s Extraordinary Shareholders’ General Meeting held on December 20, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xliii)
the minutes of the Estre SPI’s Extraordinary Shareholders’ General Meeting held on December 20, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xliv)	the minutes of NGA Jardinópolis Partners’ Meeting held on December 20, 2017 shall be filed at JUCESP pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xlv)	the minutes of NGA Ribeirão Preto Partners’ Meeting held on December 20, 2017 shall be filed at JUCESP pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xlvi)
the minutes of the Viva Ambiental’s Extraordinary Shareholders’ General Meeting held on December 20, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xlvii)
the minutes of the CGR Feira de Santana’s Extraordinary Shareholders’ General Meeting held on December 20, 2017 shall be filed at JUCEBA and published at DOEBA and the newspaper “Jornal Tribuna da Bahia” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xlviii)
the minutes of the V2 Ambiental’s Extraordinary Shareholders’ General Meeting held on December 20, 2017 shall be filed at JUCEAL and published at DOEAL and the newspaper “Jornal A Gazeta - Alagoas” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(xlix)	the minutes of CGR Guatapará Partners’ Meeting held on December 20, 2017 shall be filed at JUCESP pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(l)	the minutes of Ambiental Sul Partners’ Meeting held on December 20, 2017 shall be filed at JUCEPAR pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(li)
the minutes of the Resicontrol’s Extraordinary Shareholders’ General Meeting held on December 20, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(lii)	the minutes of Oxil Partners’ Meeting held on December 20, 2017 shall be filed at JUCESP pursuant to Clause 8.1, subsection III, item (x) and Annex I;

(liii)	the minutes of NGA Partners’ Meeting held on December 20, 2017 shall be filed at JUCESP pursuant to Clause 8.1, subsection III, item (x) and Annex I; and

(liv)
the minutes of the Estre Aterros’s Extraordinary Shareholders’ General Meeting held on December 20, 2017 shall be filed at JUCESP and published at DOESP and the newspaper “Gazeta de São Paulo” pursuant to Clause 8.1, subsection III, item (x) and Annex I;

II.
subscription and registration of this Deed of Issuance and its amendments. Pursuant to article 62, section II and paragraph 3, of Brazilian Corporation Law, and articles 129 and 130 of Law No. 6,015, dated December 31, 1973, as amended:

(i)
this Deed of Issuance was registered with JUCESP on July 26, 2011, under number ED000750-0/000, the first amendment to this Deed of Issuance was registered at JUCESP on August 23, 2011, under number ED000750-0/001, the second amendment to this Deed of Issuance was registered with JUCESP on December 28, 2011, under number ED000750-0/002, the third amendment to this Deed of Issuance was registered with JUCESP on April 13, 2015, under number  ED000750-0/003, the fourth amendment to this Deed of Issuance was registered at JUCESP on November 3, 2016, under number  ED000750-0/004, the fifth amendment to this Deed of Issuance was registered with JUCESP on November 29, 2016, under number  ED000750-0/005, the sixth amendment to this Deed of Issuance was registered with JUCESP on December 27, 2016 under number ED000750-0/006, the seventh amendment to this Deed of Issuance, was registered with JUCESP on April 25, 2017, under number ED001063‑7/007, the eighth amendment to this Deed of Issuance, was registered with JUCESP on June 1, 2017, under number ED001063‑7/008, the ninth amendment to this Deed of Issuance was registered with JUCESP on August 23, 2017 under number ED001063‑7/009, and the tenth amendment to this Deed of Issuance and its other amendments will be registered with JUCESP; and

(ii)
Deed of Issuance was registered before the 5th Registry of Deeds and Documents of the City of São Paulo, State of São Paulo, on July 14, 2011, and the 1st Registry of Deeds and Documents of the City of Rio de Janeiro, State of Rio de Janeiro, on July 26, 2011 the first amendment to this Deed of Issuance, was registered with the 5th Registry of Deeds and Documents of the City of São Paulo, State of São Paulo, on August 19, 2011 and the 1st Registry of Deeds and Documents of the City of Rio de Janeiro, State of Rio de Janeiro, on August 30, 2011 the second amendment to this Deed of Issuance, was registered with the 5th Registry of Deeds and Documents of the City of São Paulo, State of São Paulo, on February 1, 2012, the eighth amendment to this Deed of Issuance, was registered with 5th Registry of Deeds and Documents of the City of São Paulo, State of São Paulo on April 18, 2017, and 5th Registry of Deeds and Documents of the City of Rio de Janeiro, State of Rio de Janeiro, on April 26, 2017, the ninth amendment to this Deed of Issuance was registered with 5th Registry of Deeds and Documents of the City of São Paulo, State of São Paulo on May 25, 2017, the tenth and other amendments to this Deed of Issuance shall be registered or recorded, as the case may be, in the competent Registry of Deeds and Documents of the Parties;

III.
constitution of the Fiduciary Disposal of Shares.  Subject to the provisions of Clause 7.10 below, the Fiduciary Disposal of Shares were (or, in relation to the shares of the Company, shall be) formalized through the Fiduciary Disposal of Shares Agreement, provided that the Fiduciary Disposal of Shares shall be duly constituted observing the procedures, terms and conditions set forth in the respective Fiduciary Disposal of Shares Agreement;

IV.
constitution of the Fiduciary Disposal of Quotas.  Subject to the provisions of Clause 7.11 below, the Fiduciary Disposal of Quotas were formalized through the Agreements regarding the Fiduciary Disposal of Quotas, provided that the Fiduciary Disposal of Quotas shall be duly constituted observing the procedures, terms and conditions set forth in the respective Fiduciary Disposal of Quotas Agreement;

V.
constitution of the Fiduciary Assignment – Properties.  Subject to the provisions of Clause 7.12 below, the Fiduciary Assignment – Properties was formalized through the Fiduciary Assignment – Properties Agreement, provided that the Fiduciary Assignment – Properties must be duly constituted observing the procedures, terms and conditions set forth in the respective Fiduciary Assignment – Properties Agreement;

VI.
constitution of the Fiduciary Assignment – Surplus.  Subject to the provisions of Clause 7.13 below, the Fiduciary Assignment – Surplus was formalized through the Fiduciary Assignment – Surplus Agreement, provided that the Fiduciary Assignment – Surplus must be duly constituted observing the procedures, terms and conditions set forth in the respective Fiduciary Assignment – Surplus Agreement;

VII.
deposit for placement. The Debentures were deposited for placement in the primary market through the Securities Placement Module, currently denominated Asset Allocation Module, and the placement of the Debentures was financially settled through B3 (current denomination of CETIP S.A. - Organized Markets);

VIII.
deposit for negotiation and electronic custody. Pursuant to Clause 6.4 below, the Debentures were deposited for trading in the secondary market through the National Debenture Module (SND), currently denominated CETIP21, with the trading of the Debentures being financially settled through B3 and the Debentures deposited electronically in B3;

IX.
registration of the Offer by the Securities Commission. The Offer was automatically exempted from registration by the Securities Commission, pursuant to Article 6 of Securities Commission Instruction 476, as it is a public offer of placement with restricted placement efforts;

X.
registration of the Offer by ANBIMA. Pursuant to article 25, paragraph 1, of the “ANBIMA Code of Regulation and Best Practices for the Public Offerings regarding the Placement and Acquisition of Securities”, then in force at the time of the Offer, the Offer was not registered with ANBIMA.

4.	Corporate Purpose Of the Company

4.1
The Company’s corporate purpose is (a) the execution in Brazil or abroad of public or private works in the various civil engineering sectors, such as residential, commercial and industrial buildings; earthworks, drainage, paving and complementary works of road systems, urban or rural; collection, treatment, storage and distribution of water; interception, conduction and treatment of sanitary and industrial sewage; (b) the management of waste of any kind, including, but not limited to, gaseous, liquid, semi-liquid and solid waste, whether industrial, commercial, hospital, urban or otherwise; (c) the provision of waste management services of any kind, including, but not limited to, research services, prior diagnostics, certification, documentation management, identification, segregation, sorting, packaging, handling, recycling, reuse recovery, transhipment, collection and transport of all types of waste (solid, liquid and gaseous), storage, treatment, decontamination, remediation, cleaning, final disposal, execution of projects, consulting and consulting in the area of engineering; (d) the implementation, operation and maintenance of environmental projects, such as: sanitary landfills for final disposal of solid household, industrial and hospital waste; waste factories; incinerators and disinfectants of any type of waste; organic and industrial waste composting plants (inert or not); and solid waste recycling and treatment plants; (e) treatment of any type of waste and effluent, including, but not limited to, physical, biological and/or thermal treatment, with or without premixing, in own or third-party facilities; (f) the commercialization of waste of any kind, scrap, by-products, miscellaneous materials and recycled aggregates of solid construction waste; (g) sweeping and cleaning public streets and public places; (h) provision of laboratory services of all types, including, but not limited to, sampling, sample preparation, performance of various analyzes and preparation of reports and reports on interpretation of results; (i) the provision of environmental consulting services, including, but not limited to, the preparation of management plans, master plans, market studies, studies for the choice of technology, geological and hydrological reports, environmental management, research activities, diagnosis, risk analysis and detailed projects for the management of environmental liabilities and impacted areas; (j) any service or activity linked to the management of waste of all kinds and class and/or control or improvement of environmental and ecological conditions; (k) leasing of equipment and machinery; (l) the operation of treatment of water, sewage and/or industrial effluents; (m) the implementation of Clean Development Mechanism (CDM) projects to reduce emissions of gases and effluents; (n) geotechnical monitoring and landfill stability services, and groundwater, surface and effluent monitoring; and (o) participation in other companies as partner or shareholder, and may also carry out mergers, mergers and associations with other companies.

5.	Destination Of the Funds

5.1
The proceeds obtained through this Issuance were intended to (a) the payment of loans taken by the Company through the issuance of the Bank Credit Note No.  019/11, 020/11 and 021/11 issued in favor of BTG.

6.	Characteristics Of The Offer

6.1
Placing. The Debentures were the object of a public offering of placement with restricted placement efforts, under the terms of the Securities Market Law, Securities Commission Instruction 476 and other applicable legal and regulatory provisions, and the Placement Agreement, with the intermediation of the Leader Coordinator, under  the system of firm guarantee of placement, to the totality of the Debentures, in the total amount BRL 482,000,000 (four hundred and eighty-two million Reais), targeting Professional Investors.

6.2
Term of Subscription.  Respecting compliance with the requirements referred to in Clause 3 above, the Debentures were subscribed in compliance with the provisions of Sections 7-A and 8, paragraph 2nd, of Securities Commission Instruction 476.

6.3
Form of Subscription and of Payment and Payment Price.  The Debentures were subscribed and paid up through the SDT (Securities Placement Module), currently denominated MDA, by a maximum of 20 (twenty) Professional Investors, at the time of subscription (“Payment Date”), and in currency, at the Nominal Unit Value, plus the Remuneration, calculated pro rata temporis, from the Issuance Date to the respective Payment Date (“Payment Price”).

6.4
Trading.  The Debentures were deposited for trading in the secondary market through SND – National Debentures Module, currently denominated CETIP21. The Debentures may only be traded on the organized over-the-counter market after 90 (ninety) days from each subscription or acquisition by the investor, pursuant to articles 13 and 15 of Securities Commission Instruction 476, observing the Company’s compliance with the obligations provided for in article 17 of Securities Commission Instruction 476. The Debentures may only be negotiated between qualified investors, as defined in the terms of article 9 B of Securities Commission Instruction 539, unless the Company obtains the registration referred to in article 21 of the Law of the Securities Market.

7.	Characteristics Of Issuance And Debentures

7.1	Issuance Number. The Debentures represent the 1st (first) issuance of debentures of the Company.

7.2
Total Issuance Value.  The initial amount of the Issue was BRL 482,000,000 (four hundred and eighty-two million Reais), on the Issuance Date, of which, on July 25, 2011, the total amount of the Issuance was rectified, with the total amount of the Issuance being BRL 680,000,000 (six hundred and eighty million Reais) on the Issuance Date.

7.3
Quantity.  One thousand nine hundred and twenty-eight (1,928) Debentures were issued, on July 25, 2011 the quantity of Debentures was rectified, with the total amount being 2,720 (two thousand seven hundred and twenty) Debentures.

7.4	Nominal Unitary Value. The Debentures will have a nominal unit value of BRL 250,000 (two hundred and fifty thousand Reais), on the Issuance Date (“Nominal Unitary Value”).

7.5	Series. The Issuance was carried out in a single series.

7.6
Form and Proof of Entitlement.  The Debentures were issued in registered, book-entry form, without issuance of certificates, and for all legal purposes, the ownership of the Debentures will be proved by the deposit account statement issued by the Bookeeping, and, in addition, in relation to the Debentures which are deposited electronically in B3, shall be evidenced by the statement issued by B3 on behalf of the Debenture Holder.

7.7	Convertibility. The Debentures are not convertible into shares issued by the Company.

7.8
Type. The Debentures are of the real guarantees’ type by virtue of Article 58 of the Brazilian Corporation Law, consisting of the Fiduciary Disposal of Shares, pursuant to Clause 7.10 below, and in the Fiduciary Disposal of Quotas, pursuant to Clause 7.11 below. In addition, the Debentures are guaranteed by the Surety, pursuant to Clause 7.9 below.

7.9
Fiduciary Guarantee and Passive Joint Liability.  The Guarantors hereby bind themselves and the Company, irrevocably and irreversibly, before the Debenture Holders, as guarantors, joint debtors, principal payers and jointly and severally (among themselves and with the Company) responsible for all the Secured Obligations related with the Debentures, expressly renouncing to the benefits of order, rights and powers of exoneration of any nature provided in articles 333, single paragraph, 364, 366, 368, 821, 827, 829, single paragraph, 830, 834, 835 , 837, 838 and 839 of the Civil Code, and Articles 130 and 794 of the Code of Civil Procedure, for full payment of the Secured Obligations related with the Debentures, on the dates set forth in this Deed of Issuance, regardless of judicial or extrajudicial notification, or any another measure, subject to the provisions of Clause 7.30 below (“Surety”).

7.9.1
The Fiduciary Agent shall, as the representative of the Debenture Holders, request the judicial or extrajudicial enforcement of the Surety, according to the function assigned to it in this Deed of Issuance, once verified any hypothesis of insufficiency of payment of any Secured Obligations regarding the Debentures. The Surety may be exported and required by the Fiduciary Agent of any of the Guarantors, jointly or severally, as often as necessary until the full and effective discharge of all Secured Obligations related with the Debentures, provided that failure by the Fiduciary Agent shall not cause, in any event, loss of the right of execution of the Guarantee by the Debenture Holders.

7.9.2	The Surety shall enter into force on the date of execution of this Deed of Issuance and shall remain valid until the full payment of the Secured Obligations related with the Debentures.

7.9.3
Each of the Guarantors, from now on, agrees and undertakes, (i) only after having fully removed the Secured Obligations related with the Debentures, to demand and/or sue the Company or any of the other Guarantors as a result of any amount honored under the Secured Obligations regarding the Debentures; and (ii) if it receives any value from the Company and/or any of the other Guarantors as a result of any amount it has honored pursuant to Secured Obligations prior to the full settlement of the Secured Obligations related with the Debentures, and any of the Secured Obligations Regarding the Debentures, it is pending payment, to transfer, within one (1) Business Day counted from the date of its receipt, such amount to the Debenture Holders. For the purposes of this Clause, the honor of the Surety will not be considered in default under the terms provided herein.

7.9.4
In the event of the foreclosure from the Fiduciary Disposal of Shares issued by the Company, each of the Guarantors hereby waives any right to recover from the Company, the Debenture Holders and/or the other Guarantors, any amount it has honored under of this Deed of Issuance, thus not subrogating, in this case, the credit rights corresponding to the Secured Obligations. The assignment of any credit arising from honoring the Surety to any third party is hereby prohibited.

7.9.5
Payments made by the Guarantors with respect to the Debentures shall be made in such a way that the Debenture Holders receive from the Guarantors the amounts that would be delivered to them if such payments had been made by the Company, and it is not for the Guarantors to make any deduction that does not would be performed by the Company if the Company had made the respective payment.

7.9.6
In the event of transfer of ownership of all shares or quotas, as applicable, issued by any of the Guarantors as a result of the execution or exemption procedure provided for in the respective Agreements regarding the Fiduciary Disposal of Shares or Agreements regarding the Fiduciary Disposal of Quotas , as the case may be, upon receipt of the amounts of execution or exemption by the Debenture Holders and the Creditor of the Confession, the respective Guarantor whose shares or quotas were object of the execution or exemption will be released from the Surety and will cease to be jointly and severally co-payer under of this Deed of Issuance automatically and independently of any additional formality (including independently of any addition to this Deed of Issuance).

7.9.7
The execution of the Surety provided by V2 Ambiental will be limited to the amount that exceeds the amounts necessary for the payment of all capital and operational expenses to which V2 Ambiental, by virtue of concession agreement n. 85/2009, is obligated.

7.10
Fiduciary Disposal of Shares.  In guarantee of the integral and punctual payment of the Secured Obligations related with the Debentures, observing the provisions of Clause 7.14 below and in the respective Agreements regarding the Fiduciary Disposal of Shares, the fiduciary dispositions of (“Fiduciary Disposal of Shares”) (“Fiduciary Disposed Shares”) shall be constituted:

I.
common, nominative shares with no nominal value, issued by the Company, Geo Vision, Cavo, Estre SPI, Viva, CGR Feira de Santana, Resicontrol and V2, representing the total voting capital and total of the Company, Geo Vision, Cavo, Estre SPI, Viva, CGR Feira de Santana, Resicontrol and V2;

II.	the shares resulting from unfolding, splits and/or bonuses resulting from the actions referred to in the previous items;

III.
the shares issued in replacement of the shares referred to in the previous items, including those issued as a result of a corporate transaction involving the Company, Geo Vision, Cavo, Estre SPI, Viva, CGR Feira de Santana, Resicontrol and V2;

IV.
with respect to the shares referred to in the preceding paragraphs, the right to subscribe for new shares representing the capital stock of the Company, Geo Vision, Cavo, Estre SPI, Viva, CGR Feira de Santana, Resicontrol and V2, including the right to subscribe for guarantess, convertible debentures, beneficiary shares, certificates, securities and other securities convertible or exchangeable in shares; and

V.
with respect to the shares or securities referred to in the preceding paragraphs, all rights thereto, including the right to receive income, profits, dividends, interest on capital and/or any other distribution of profits, in cash or any other form, paid in accordance with the applicable legislation, subject to the provisions of the Agreements regarding the Fiduciary Disposal of Shares.

7.10.1
Under the terms of the Agreements regarding the Fiduciary Disposal of Shares, the respective Fiduciary Disposal of Shares, Fiduciary Disposed Shares corresponding to the total shares issued by the Company, Geo Vision, Cavo, Estre SPI, Viva, CGR Feira de Santana, Resicontrol and V2 (“Percentage of the Fiduciary Disposal of Shares”).

7.10.2
The provisions relating to the Fiduciary Disposal of Shares and the Percentage of the Fiduciary Disposal of Shares are described in the Agreements regarding the Fiduciary Disposal of Shares, which are an integral, complementary and inseparable part of this Deed of Issuance.

7.11
Fiduciary Disposal of Quotas.  In guarantee of the integral and punctual payment of the Secured Obligations related with the Debentures, observing the provisions of Clause 7.14 below and in the respective Agreements regarding the Fiduciary Disposal of Quotas, the fiduciary disposals of (“Fiduciary Disposal of Quotas”) (“Fiduciary Disposed Quotas”) shall be constituted:

I.
the quotas issued by NGA Jardinópolis, NGA Ribeirão Preto, CGR Guatapará, NGA, Oxil and Ambiental Sul, representing the entire voting and total capital stock of NGA Jardinópolis, NGA Ribeirão Preto, CGR Guatapará, the NGA, Oxil and the Ambiental Sul

II.	the quotas resulting from unfolding, splits and/or bonuses resulting from the actions referred to in the previous items;

III.
the quotas issued in replacement of the quotas referred to in the previous items, including those issued as a result of a corporate transaction involving NGA Jardinópolis, NGA Ribeirão Preto, CGR Guatapará, NGA, Oxil and Ambiental Sul;

IV.
in relation to the quotas referred to in the preceding paragraphs, the right to subscribe new shares representing the capital stock of NGA Jardinópolis, NGA Ribeirão Preto, CGR Guatapará, NGA, Oxil and Ambiental Sul, and other convertible or exchangeable in quotas; and

V.
with respect to the quotas or securities referred to in the preceding paragraphs, all rights thereto, including the right to receive income, profits, dividends, interest on own capital and/or any other distribution of profits, in cash or any other form, paid in accordance with the applicable legislation, in compliance with the provisions of the Agreements regarding the Fiduciary Disposal of Quotas.

7.11.1
Under the terms of the Agreements regarding the Fiduciary Disposal of Quotas, in the respective Fiduciary Disposal of Quotas, Fiduciary Disposed Quotas corresponding to all the quotas issued by NGA Jardinópolis, NGA Ribeirão Preto, CGR Guatapará, NGA, Oxil and the Ambiental Sul (“Percentage of the Fiduciary Disposal of Quotas”).

7.11.2
The provisions regarding Fiduciary Disposal of Quotas and the Percentage of the Fiduciary Disposal of Quotas are described in the Agreements regarding the Fiduciary Disposal of Quotas, which are an integral, complementary and inseparable part of this Deed of Issuance.

7.12
Fiduciary Assignment - Properties.  In guarantee of the integral and punctual payment of the Secured Obligations regarding the Debentures observing the provisions of Clause 7.14 below and in the Fiduciary Assignment – Properties Agreement, a fiduciary assignment of certain receivables arising from certain deeds of purchase and sale of real estate and Fiduciary Assignment - Properties (“Fiduciary Assignment - Properties”).

7.12.1
The provisions relating to the Fiduciary Assignment – Properties are described in the Fiduciary Assignment – Properties Agreement, which is an integral, complementary and inseparable part of this Deed of Issuance.

7.13
Fiduciary Assignment – Surplus.  In guarantee of the integral and punctual payment of the Secured Obligations related with the Debentures observing the provisions of Clause 7.14 below in the Fiduciary Assignment – Surplus Agreement, a fiduciary assignment of certain receivables owned by the Company (“Fiduciary Assignment – Surplus”) shall be constituted.

7.13.1	The Fiduciary Assignment – Surplus provisions are described in the Fiduciary Assignment – Surplus Agreement, which is an integral, complementary and inseparable part of this Deed of Issuance.

7.14
Sharing B.  The Surety, the Fiduciary Disposal of Shares, the Fiduciary Disposal of Quotas, the Fiduciary Assignment – Properties and the Fiduciary Assignment – Surplus shall be shared between the Secured Obligations in relation to the Debentures, the Secured Obligations related to the Confession of Indebtedness and the Restricted Offer the Second Issuance pari passu and observed the Proportion regarding Sharing B.

7.15
Release Guarantees. Through Optional Early Redemption and the full settlement of Confession of Indebtedness and Restricted Offerings under the Second Issuance, the Guarantees and Fiduciary Disposals of Property shall be fully released.

7.16	Issuance Date. For all legal purposes, the issuance date of the Debentures is June 27, 2011 (“Issuance Date”).

7.17
Term and Maturity Date. Subject to the hypotheses of early redemption of the Debentures or early maturity of the obligations arising from the Debentures, under the terms set forth in this Deed of Issuance, the Debentures shall be for  five thousand two hundred and ninety (5.290) days as of the Issuance Date, therefore, on December 20, 2025 (“Maturity Date”).

7.18
Payment of the Nominal Unitary Value. Without prejudice to the payments due to early redemption of the Debentures, early amortization of the Debentures or early maturity of the obligations arising from the Debentures, under the terms set forth in this Deed of Issuance, the Nominal Unitary Value of the Debentures will be amortized in successive installments on the dates below, being:

Date of Payment	Value
December 20, 2020	5,000% of the outstanding balance of the Nominal Unitary Value
June 20, 2021	5,000% of the outstanding balance of the Nominal Unitary Value
December 20, 2021	5,000% of the outstanding balance of the Nominal Unitary Value
June 20, 2022	5,000% of the outstanding balance of the Nominal Unitary Value
December 20, 2022	5,000% of the outstanding balance of the Nominal Unitary Value
June 20, 2023	5,000% of the outstanding balance of the Nominal Unitary Value
December 20, 2023	5,000% of the outstanding balance of the Nominal Unitary Value
June 20, 2024	5,000% of the outstanding balance of the Nominal Unitary Value
December 20, 2024	5,000% of the outstanding balance of the Nominal Unitary Value
June 20, 2025	5,000% of the outstanding balance of the Nominal Unitary Value
December 20, 2025	Outstanding balance of the Nominal Unitary Value

7.19	Remuneration. The remuneration of the Debentures will be as follows:

I.	monetary adjustment: Nominal Unitary Value of the Debentures will not be monetarily restated; and

II.
interest remuneration: on the debit balance of the Nominal Unitary Value of the Debentures, interest will be paid corresponding to 100% (one hundred percent) of the accumulated variation of the DI Rate, plus a surcharge (“Surcharge”, and, together with the DI Rate, Remuneration”) of:

(i)
between the Issuance Date (inclusive) and March 9, 2012 (exclusive), 3.30% (three and thirty hundredths percent) per year, base 252 (two hundred and fifty-two) business days, calculated exponentially and cumulatively pro rata temporis, for business days elapsed, from the Issuance Date or the date of payment or incorporation of Remuneration immediately preceding (inclusive), as the case may be, until the date of actual payment;

(ii)
between March 9, 2012 (inclusive) and December 27, 2012 (exclusive), 4.40% (four and forty hundredths percent), base 252 (two hundred and fifty-two) business days, calculated exponentially and cumulatively pro rata temporis, for business days elapsed, since March 9, 2012 (inclusive) or from the date of payment or incorporation of Remuneration immediately preceding (inclusive), as the case may be, until the date of actual payment;

(iii)
between December 27, 2012 (inclusive) and the date of the first Mandatory Early Amortization (exclusive), 2.95% (two and ninety-five hundredths percent) per year, base 252 (two hundred and fifty-two) business days, calculated exponentially and cumulatively pro rata temporis, for business days elapsed, from December 27, 2012 or the date of payment or incorporation of Remuneration immediately prior (including), as the case may be, until the effective payment date; and

(iv)
from the date of the first Mandatory Early Amortization (inclusive), 2.00% (two percent) per year, basis 252 (two hundred and fifty-two) business days, calculated exponentially and cumulatively pro rata (s), from the date of the first Mandatory Early Amortization or the date of payment or incorporation of Remuneration immediately preceding (including), as the case may be, until the date of actual (exclusive) payment.

Without prejudice to the payments due to early redemption of the Debentures, early amortization of the Debentures or early maturity of the obligations arising from the Debentures, under the terms set forth in this Deed of Issuance, the Remuneration was paid on March 9, 2012, December 27, 2012, March 9, 2013, September 9, 2013, March 9, 2014, October 31, 2014 and March 9, 2015 and will be paid on the following dates:

12/20/2019
06/20/2020
12/20/2020
06/20/2021
12/20/2021
06/20/2022
12/20/2022
06/20/2023
12/20/2023
06/20/2024
12/20/2024
06/20/2025

Maturity Date

The Remuneration will be calculated according to the following formula, observing the provisions of Clause 7.19.1 below:

J = VNe x (Interests factor – 1)

Being that:

J = unit value of Remuneration due, calculated with 8 (eight) decimal places, without rounding;

VNe = debit balance of Nominal Unitary Value, reported/calculated with 8 (eight) decimal places, without rounding;

FatorJuros = interest factor composed of the fluctuation parameter plus spread (Surcharge), calculated with 9 (nine) decimal places, with rounding, calculated as follows:

FatorJuros = FatorDI x FatorSpread

Being that:

Fator DI = producer of the DI Rates, from the Issuance Date or the date of payment or incorporation of immediately previous Remuneration, as the case may be, up to and including the calculation date, exclusive, calculated with 8 (eight) decimal places, with rounding , calculated as follows:

Being that:

n = total number of DI rates, considered in the calculation of the production, where “n” is an integer;

k = order number of the DI Rates, ranging from “1” to “n”;

TDIk = DI rate, of order “k”, expressed per day, calculated with 8 (eight) decimal places, with rounding, calculated as follows:

Being that:

DIk = DI rate, of order “k”, disclosed by B3, used with 2 (two) decimal places;

FatorSpread = Surcharge, calculated with 9 (nine) decimal places, with rounding, calculated as follows:

Being that:

spread = 3.30 or 2.95 or 2.00, as applicable; and
n = number of business days between the Issue Date or the date of payment or incorporation of the immediately preceding Remuneration, as the case may be, and the calculation date, where “n” is an integer.
Observations:

The resulting factor of the expression (1 + TDIk) is considered to be 16 (sixteen) decimal places, without rounding.

The factor output (1 + TDIk) is performed, and for each accumulated factor, the result is truncated to 16 (sixteen) decimal places, applying the next daily factor, and so on until the last one considered.

When the factors accumulated, the resulting factor “DI factor” with 8 (eight) decimal places, with rounding, is considered.

The factor resulting from the expression (Factor DI x FactorSpread) should be considered with 9 (nine) decimal places, with rounding.

The DI Rate shall be used considering the same number of decimal places as published by the entity responsible for its calculation, except when expressly indicated otherwise.

7.19.1	The Remuneration incurred between each of the Capitalization Periods (as defined below) will be included in the outstanding balance of the Nominal Unitary Value on the following dates:

12/20/2017
01/20/2018
02/20/2018
03/20/2018
04/20/2018
05/20/2018
06/20/2018
07/20/2018
08/20/2018
09/20/2018
10/20/2018
11/20/2018
12/20/2018
01/20/2019
02/20/2019
03/20/2019
04/20/2019
05/20/2019
06/20/2019

7.19.2	For purposes of Clause 7.19.1 “Capitalization Period” means the time interval that:

I.	begins on March 9, 2015, inclusive, and ends on December 20, 2017, exclusive;
II.	begins on December 20, 2017, inclusive, and ends January 20, 2018, exclusive;
III.	starts on January 20, 2018, inclusive, and ends February 20, 2018, exclusive;
IV.	begins on February 20, 2018, inclusive, and ends March 20, 2018, exclusive;
V.	begins on March 20, 2018, inclusive, and ends April 20, 2018, exclusive;
VI.	begins on April 20, 2018, inclusive, and ends May 20, 2018, exclusive;
VII.	begins on May 20, 2018, inclusive, and ends June 20, 2018, exclusive;
VIII.	begins on June 20, 2018, inclusive, and ends July 20, 2018, exclusive;
IX.	begins on July 20, 2018, inclusive, and ends August 20, 2018, exclusive;
X.	begins on August 20, 2018, inclusive, and ends September 20, 2018, exclusive;
XI.	begins on September 20, 2018, inclusive, and ends October 20, 2018, exclusive;
XII.	begins on October 20, 2018, inclusive, and ends November 20, 2018, exclusive;
XIII.	begins on November 20, 2018, inclusive, and ends on December 20, 2018, exclusive;
XIV.	begins on December 20, 2018, inclusive, and ends January 20, 2019, exclusive;
XV.	begins on January 20, 2019, inclusive, and ends February 20, 2019, exclusive;
XVI.	begins on February 20, 2019, inclusive, and ends March 20, 2019, exclusive;
XVII.	begins on March 20, 2019, inclusive, and ends April 20, 2019, exclusive;
XVIII.	begins on April 20, 2019, inclusive, and ends May 20, 2019, exclusive; and
XIX.	begins on May 20, 2019, inclusive, and ends June 20, 2019, exclusive.

7.19.3
Subject to the provisions of Clause 7.19.4 below, if, when calculating any pecuniary obligations related to the Debentures provided for in this Deed of Issuance, the DI Rate is not available, the percentage corresponding to the last one will be used instead DI Rate officially disclosed up to the calculation date, and no financial compensation, fines or penalties are payable between the Company, the Guarantors and/or the Debenture Holders, upon the subsequent disclosure of the DI Rate.

7.19.4
In the event of extinction, limitation and/or non-disclosure of the DI Rate for more than ten (10) consecutive days after the date expected for its determination and/or disclosure, or in case of impossibility of applying the DI Rate to the Debentures by a legal or judicial prohibition, the Fiduciary Agent shall, within a period of up to five (5) days as from the date of expiration of the term of ten (10) consecutive days or of the date of extinction of the DI Rate or of the date of legal or judicial prohibition, as the case may be, to convene a general meeting of Debenture Holders for Debenture Holders to resolve, in agreement with the Company and observing the applicable regulations, the new parameter of remuneration of the Debentures to be applied, which should be the one that best reflects market conditions effective at the time, which parameter should preserve the real value and the same levels of Remuneration. Until the determination of this new parameter of remuneration of the Debentures, when calculating any pecuniary obligations related to the Debentures provided for in this Deed of Issuance, the percentage corresponding to the last officially declared DI Rate shall be used to calculate the DI Rate, and no financial compensation, fines or penalties shall be payable between the Company, the Guarantors and/or the Debenture Holders upon the determination of the new remuneration parameter for the Debentures. In the event that the DI Rate is re-released prior to the general meeting of Debenture Holders set forth above, said general meeting of Debenture Holders will not be held, and the DI Rate, as of the date of its disclosure, will again be used for the calculation of any pecuniary obligations related to the Debentures provided for in this Deed of Issuance. If there is no agreement on the new remuneration of the Debentures between the Company and Debenture Holders representing at least (i) 60% (sixty percent) of the Debentures in Circulation, according to the General Meeting of Debenture Holders on first call; or (ii) 51% (fifty one percent) of the Debentures in Circulation, according to the general meeting of Debenture Holders held on second call, the Company undertakes to redeem all Debentures (without prejudice to the its consequent cancellation, within 30 (thirty) days from the date of the general meeting of Debenture Holders provided for above or on the Maturity Date, whichever occurs first, by the outstanding balance of the Nominal Unitary Value of the Debentures, plus the Remuneration, calculated pro rata temporis, from the Issuance Date or the date of payment or incorporation of immediately preceding Remuneration, as the case may be, until the date of actual payment, without any premium or penalty, and for the calculation of any pecuniary obligations related to the Debentures in this Deed of Issuance, the percentage corresponding to the last officially announced DI Rate shall be used to calculate the DI Rate.

7.19.5
The Guarantors hereby agree to the provisions of Clauses 7.19.1 and 7.19.4 above, stating that the provisions therein shall not affect novation, as defined and regulated pursuant to Article 360 et seq. of the Civil Code, and the Surety shall remain valid and in full force, including in case of an obligation to the Company to redeem the Debentures, as provided above, or in case of default of such obligation. The Guarantors, from now on, agree and undertake to sign any and all documents necessary for the effectiveness of the provisions of Clause 7.19.4 above.

7.20	Scheduled renegotiation. There will be no scheduled renegotiation.

7.21
Optional Early Redemption. The Company may at its sole discretion carry out at any time the early redemption of the totality (the partial redemption of the Debentures being prohibited), with the consequent cancellation of such Debentures, upon payment of the debit balance of the Nominal Unitary Value of the Debentures, plus the Remuneration, calculated pro rata temporis, from the Issuance Date or the date of payment or incorporation of Remuneration immediately preceding, as the case may be, until the date of actual payment, without any premium or penalty, provided that (i) notice to the Debenture Holders (by posting notice pursuant to Clause 7.36 below or by individual notice to all Debenture Holders, with a copy to the Fiduciary Agent), the Fiduciary Agent, Bookeeping, Settling Bank and B3, of 5 (five) Business Days of the date of the event; (ii) the simultaneous early redemption of the outstanding balance of the Secured Obligations related to the Confession of Indebtedness and the early redemption of all Second Issuance Debentures, with the exception of the Compulsory Early Amortization - Event of Migration (“Optional Early Redemption”).

7.22
Mandatory Early Redemption - Event of Migration. The Company shall, upon the occurrence of an Event of Migration that causes the Secured Obligations related with the Debentures to be fully replaced by the Confession of Indebtedness, to carry out the early redemption of all Debentures, with the consequent cancellation of such Debentures upon payment of the debit balance of the Nominal Unitary Value of the Debentures, plus the Remuneration, calculated pro rata temporis, from the Issuance Date or the date of payment or incorporation of Remuneration immediately preceding, as the case may be, until the date of the actual replacement by the Confession of Indebtedness, without any premium or penalty (“Mandatory Early Redemption – Event of Migration”).

7.22.1	The payment for the redeemed Debentures shall be made through the procedures adopted by B3 for the Debentures electronically guarded in the MDA.

7.22.2	In the event of the Mandatory Early Redemption – Event of Migration, B3 must be communicated with at least 03 (three) Business Days in advance.

7.22.3	The Debentures subject to the Mandatory Early Redemption - Event of Migration must be canceled.

7.23
Optional Early Amortization.  The Company may, at its sole discretion, make, at any time, early amortization of the outstanding balance of the Nominal Unitary Value of all Debentures, upon payment of a portion to be amortized of the debit balance of the Nominal Unitary Value of the Debentures, limited to 98 percent (ninety-eight per cent) of the debit balance of the Nominal Unitary Value of the Debentures, plus the Remuneration, calculated pro rata temporis, from the Issuance Date or the date of payment or incorporation of immediately preceding Remuneration, as the case may be, until the date of actual payment, without any premium or penalty, provided that: (i) with prior notice to the Debenture Holders (by publication of notice pursuant to Clause 7.36 below or individual notice to all Debenture Holders, with a copy to the Fiduciary Agent), the Fiduciary Agent, the Bookeeping, Settling Bank and B3, of 2 (two) Business Days of the date of the event; and (ii) the anticipated amortization of the outstanding balance of the Restricted Offer regarding the Second Issuance and the Secured Obligations related with the Confession of Indebtedness, subject to the Share Ratio B, with the exception of amortizations as a result of an Event of Migration (“Optional Early Amortization”).

7.23.1
The amounts paid under Optional Early Amortization shall always be allocated proportionally to the value of the installments falling due on the Nominal Unitary Value listed in Clause 7.22 above, automatically and independently of any additional formality (including independently of any additions to this Deed of Issuance), the amortization payment dates of the Nominal Unitary Value being unchanged.

7.24
Optional Acquisition.  The Company may, at any time, acquire Debentures in Circulation, provided that (i) it observes the provisions of Article 55, paragraph 3, of Brazilian Corporation Law, Sections 13 and 15 of Securities Commission Instruction 476 and the applicable Securities Commission regulations; and (ii) the optional acquisition of the Second Issuance Debentures and amortization of the Secured Obligations related with the Confession of Indebtedness, subject to the Share Ratio B. The Debentures acquired by the Company shall be canceled (“Optional Acquisition”).

7.25
Event of Migration.  It is hereby agreed that, in order to enable the occurrence of one or more Event of Migration as set forth in the Confession of Indebtedness Agreement, the Company may make redemptions and amortizations with respect to the Debentures that are necessary for the Confession of Indebtedness, by means of compliance with the conditions precedent set forth in the Confession of Indebtedness Agreement, to represent the entire debit balance of the Debentures. For the purpose of clarification, any Event of Migration can only be performed by replacing the credit arising from the Debentures object of the Event of Migration by Confession of Indebtedness, with no payment in cash or property.

7.26	Mandatory Early Amortization. The Company is obliged to (“Mandatory Early Amortization”):

I.
until December 26, 2017, to apply the amount in Reais equivalent to USD100,000,000.00 (one hundred million dollars) converted pursuant to Clause 7.26.1 below, to amortize (a) portion of the outstanding balance of the Secured Obligations (limited to 98% (ninety-eight percent) of the debit balance of the Nominal Unitary Value of the Debentures, plus the Remuneration, calculated pro rata temporis, from the incorporation of the Remuneration occurred on December 20, 2017 until the date of the effective payment; and (b) the outstanding balance of the Secured Obligations regarding the Debentures, observing the Amortization Ratio, without any premium or penalty;

II.
until December 26, 2017, to apply the amount in Reais, converted in accordance with Clause 7.26.1 below, equivalent to all amounts received by the Company as a result of the Business Combination in excess of USD 100,000,000 (one hundred million dollars) (limited in any case to USD 200,000,000 (two hundred million dollars)) to amortize (a) portion of the outstanding balance of Secured Obligations related with the Debentures (limited to ninety-eight percent) of the debit balance of the Nominal Unitary Value of the Debentures, plus the Remuneration, calculated pro rata temporis, from the Issuance Date or the date of payment or incorporation of Remuneration immediately preceding, as the case may be, until the effective payment date); and (b) the outstanding balance of the Secured Obligations regarding the First Issuance, at Amortization Ratio, without any premium or penalty; and

III.
within three (3) Business Days as of the date of an Equity Event, to be informed by the Company and/or any Debenture Holder to the Fiduciary Agent, of the amount available to the Company or to Boulevard Cayman after deduction of transaction expenses duly evidenced and related to the Equity Event (whose transaction expenses report will be sent by the Company together with the respective vouchers, together with the communication referred to in this paragraph), including but not limited to any fees, commissions and fees paid to the financial advisors, legal advisors and auditors involved in the Equity Event, to apply the amount resulting from the formula below as calculated by the Fiduciary Agent (“Equity Event Amortization Amount”) to amortize (a) portion of the outstanding balance of the Secured Obligations related with the Debentures (limited to 98% (ninety-eight percent) of the debit balance of the Nominal Unitary Value of the Debentures, plus the Remuneration, calculated pro rata temporis, from the Issuance Date or the date of payment or incorporation of immediately previous Remuneration, as the case may be, until the date of actual payment); and (b) the outstanding balance of the Secured Obligations regarding the Debentures, observing the Amortization Ratio, without any premium or penalty.

Equity Event Amortization Amount = A – B

Being that:

A = USD 200,000,000 (two hundred million dollars), converted pursuant to Clause 7.26.1 below, updated by DI Rate plus a surcharge of 2.00% (two percent) per year, base 252 (two hundred and fifty-two ) business days, calculated exponentially and cumulatively pro rata temporis, for business days elapsed from December 20, 2017 (inclusive), as the case may be, until the effective payment date of the respective Mandatory Early Amortization provided for in this item III; and

B = sum of the amounts paid under Mandatory Early Amortization in accordance with item I above and any other amounts paid as early amortization.

7.26.1
The amount of Mandatory Early Amortization calculated by Company and verified by the Fiduciary Agent as provided in Clause 7.26 above shall be converted into Reais (BRL) according to the PTAX Rate, sale option, disclosed on the Business Day immediately preceding the payment date of the Mandatory Early Amortization.

7.26.2
The Company shall send prior notice to the Debenture Holders (by publication of notice pursuant to Clause 7.36 below or individual notice to all Debenture Holders, with a copy to the Fiduciary Agent), the Fiduciary Agent, the Bookeeping, the Settlement Bank and to B3, three (3) Business Days from the date of any Mandatory Early Amortization provided for in this Clause 7.26.

7.26.3
The amounts paid under Mandatory Early Amortization shall always be allocated proportionally to the value of the installments falling due on the Nominal Unitary Value listed in Clause 7.18 above, automatically and independently of any additional formality (including independently of any additions to this Deed of Issuance), the amortization payment dates of the Nominal Unitary Value being unchanged.

7.27
Mandatory Early Amortization – Event of Migration. Upon the occurrence of each Event of Migration, the Company shall perform the amortization of the Secured Obligations regarding the Debentures (limited to 98% (ninety-eight percent) of the debit balance of the Nominal Unitary Value of the Debentures, plus Remuneration, calculated pro rata temporis, from the Issuance Date or the date of payment or incorporation of Remuneration immediately preceding, as the case may be, until the date of actual payment) for the exact amount of the Event of Migration in question, provided that, if the Event of Migration is in full for the Secured Obligations regarding the Debentures, the provisions of Clause 7.22 above (“Mandatory Early Amortization - Event of Migration”) shall apply.

7.27.1
The amounts paid under Mandatory Early Amortization - Event of Migration shall always be allocated proportionally to the value of installments falling due for amortization of the Nominal Unitary Value in Clause 7.18 above, automatically and independently of any additional formality (including independently of any amendment to this Deed of Issuance), and the amortization of the Nominal Unitary Value will be unchanged.

7.28
Bonus For Performance.  If the Company is in compliance with the Secured Obligations regarding the Debentures, the Secured Obligations regarding the Second Issuance and the Secured Obligations related to the Confession of Indebtedness and upon payment of any amounts under Mandatory Early Amortization shall be applied on the same date of payment of the respective Mandatory Early Amortization, on the outstanding balance of the Nominal Unitary Value, after payment of the respective Mandatory Early Amortization, debt forgiveness equivalent to 25% (twenty five percent) of the total amount received by the Mandatory Debenture Holders Early Amortization (“Bonus For Performance”), passing the Nominal Unitary Value to reflect the debt forgiveness granted through the Bonus For Performance from the date of payment of Mandatory Early Amortization. For clarification purposes, the Bonus For Performance will be applied according to the following mechanics: (i) the Nominal Unitary Value (after Mandatory Early Amortization) will be multiplied by the number of Debentures; (ii) the value obtained in “i” above shall be reduced by the value of the Bonus For Performance; and (iii) the amount obtained in “ii”, shall be divided by the number of Debentures, with the new Nominal Unitary Value being reported. For the purposes of this Clause, the Company undertakes to present to the Fiduciary Agent a written statement that is in full compliance with the Secured Obligations regarding the Debentures, the Restricted Offer regarding the First Issuance and the Secured Obligations related with the Confession of Indebtedness.

7.29
Right to Receiving Payments. There will be entitled to any amount due to the Debenture Holders under this Deed of Issuance those who are Debenture Holders at the closing of the Business Day immediately preceding to the respective date of payment.

7.30
Place of Payment. Payments regarding Debentures and any other amounts due by the Company and/or by any of the Guarantors, under this Deed of Issuance and/or of any of the other Documents of the Secured Obligations regarding the Debentures, will be made (i) by the Company, relatively to payments referring to the Nominal Unitary Value, to the Remuneration and to the Delay Penalties, and relatively to the Debentures that are electronically deposited with B3, through B3; (ii) by the Company, in the remaining cases, through the Bookkeeper or at the Company’s head offices, as the case may be; or (iii) by the Guarantors, in any case, through the Bookkeeper or at the head offices/domicile of the Guarantors, as the case may be.

7.31
Extension of deadlines. Deadlines referring to the payment of any obligation described in this Deed of Issuance will be extended until the 1st (first) Subsequent Business Day, if they coincide with a non-Business Day, without being due any addition to the amounts to be paid.

7.32
Delay Penalties. If the payment of any amount due by the Company and by the Guarantors to the Debenture Holders under this Deed of Issuance should be overdue, on any and all amounts overdue, there shall accrue, additionally to the payment of Remuneration, calculated pro rata temporis, since the date of default until effective payment, regardless of notice, subpoena or court order, (i) interest of 1% (one percent) per month or fraction of month, calculated pro rata temporis, since the date of default until effective payment; and (ii) late payment penalty of 2% (two percent) (“Delay Penalties”).

7.33
Forfeiture of Right to Additions. Failure of the Debenture Holder to appear to receive the amount corresponding to any Pecuniary Obligations in the dates set forth in this Deed of Issuance or in any communication made or notice published under this Deed of Issuance shall not entitle it to any addition in the period of the delay in receiving, provided, however, that the rights until the respective maturity date or payment, if payment is overdue, are maintained.

7.34
Tax Immunity. If any Debenture Holder has immunity or exemption from taxation, it must forward to the Settling Bank or to the Bookkeeper, as the case may be, no later than 10 (ten) Business Days prior to the estimated date for the payment of amounts related to Debentures, documents that prove such immunity or exemption, or else payments will be made after withholding amounts due pursuant to tax law in force.

7.35
Early maturity. Subject to the provisions of Clauses 7.35.1 to 7.35.6 below, the Fiduciary Agent shall declare as having matured early obligations connected with the Debentures, and demand immediate payment, by the Company and by the Guarantors, of the outstanding balance of the Nominal Unitary Value of the Debentures, plus the Remuneration, calculated pro rata temporis, since the date of Issuance or the date of payment or accrual of Remuneration immediately preceding, as the case may be, until effective payment, notwithstanding, when applicable, the Delay Penalties, if any of the events described in Clauses 7.35.1 below e 7.35.2 below (each an “Event of Default”) should happen.

7.35.1
There constitute Events of Default that cause the automatic maturity of the obligations connected with the Debentures, regardless of notice, subpoena, or court order, with the provisions of Clause 7.35.3 below applying:

I.
default by the Company and/or by any of the Guarantors, of any Pecuniary Obligation relating to Debentures and/or under this Deed of Issuance and/or in any of the other Documents of the Secured Obligations regarding the Debentures, on the respective date of payment (including payment of the Mandatory Early Amortization pursuant to Clause 7.26 above), not solved within 1 (one) Business Day;

II.	invalidity, nullity or unenforceability of this Deed of Issuance and/or of any of the other Documents of the Secured Obligations regarding the Debentures;

III.	liquidation, dissolution, or extinction of the Company, except if by virtue of a corporate operation that does not constitute an Event of Default, as permitted by Clause 7.35.2 below, item VI;

IV.
(a) bankruptcy of the Company; (b) filing for bankruptcy by the Company; (c) bankruptcy of the Company demanded by third parties, not contested in due time; or (d) filing for judicial or extrajudicial reorganization by the Company, regardless of the response to such request;

V.	conversion of the Company’s corporate type from corporation by shares to any other corporation type, as per articles 220 through 222 Brazilian Corporation Law;

VI.	failure to complete the Fulfillment of the Business Combination until December 25, 2017, or its fulfillment in any other way than that of the Business Combination Agreement;

VII.	early maturity of the Secured Obligations related with the Confession of Indebtedness and/or of the Restricted Offer regarding the Second Issuance; or

VIII.	failure to establish the Fiduciary Disposal of Shares on 100% (one hundred percent) of shares issued by the Company until July 31, 2018.

7.35.2
There constitute Events of Default that may cause the maturity of the obligations connected with the Debentures, as per Clause 7.35.4 below, any of the events set forth in the law and/or any of the following Events of Default:

I.
default, by the Company and/or by any of the Guarantors, of any non-pecuniary obligation under this Deed of Issuance and/or in any of the other Documents of the Secured Obligations regarding the Debentures, not solved within 15 (fifteen) Business Days as of the date of the respective default, and the time granted in this subsection does not apply to the obligations for which a grace period has been provided or for any of the other Events of Default;

II.
failure to establish any of the Guarantees (except for Fiduciary Disposal of Shares on shares issued by the Company), pursuant to this Deed of Issuance, any of the Guarantee Agreements, in the Confession of Indebtedness Agreement and/or in the Deed of Second Issuance, except if previously authorized by Debenture Holders representing, at least, (i) 60% (sixty percent) of Debentures in Circulation or (ii) 51% (fifty one percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in second calling;

III.
assignment or any form of transfer to third parties, in whole or in part, by the Company and/or by any of the Guarantors, of any of their obligations under this Deed of Issuance and/or of any of the other Documents of the Secured Obligations regarding the Debentures, except if previously authorized by Debenture Holders representing, at least, (i) 60% (sixty percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in first calling; or (ii) 51% (fifty-one percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in second calling;

IV.	liquidation, dissolution, or extinction of any of the Guarantors, except if by virtue of a corporate operation that does not constitute an Event of Default, pursuant to subsection VI below;

V.
(a) bankruptcy of any of the Guarantors and/or of any Controlled Company; (b) filing for bankruptcy by any of the Guarantors or by any Controlled Company; (c) bankruptcy of any of the Guarantors and/or of any Controlled Company demanded by third parties, not contested in due time; or (d) filing for judicial or extrajudicial reorganization by the Guarantors and/or any Controlled Company, as applicable, regardless of the response to such request;

VI.
split, merger, acquisition (in which such company is acquired) or acquisition of shares of the Company and/or of any of the Guarantors except if (provided the conditions below do not apply to any of the goods under Surety) (a) previously authorized by Debenture Holders representing at least (i) 60% (sixty percent) of Debentures in Circulation, under the terms of a general meeting of Debenture Holders held in first calling; or (ii) 51% (fifty-one percent) of Debentures in Circulation, under the terms of a general meeting of Debenture Holders held in second calling; or (b) exclusively in case of an acquisition (in which said corporation is acquired) or the acquisition of shares of Guarantors, the resulting entity grants Surety under this Issuance Deed within 30 (thirty) days as of the connected corporate act;

VII.	capital decrease of the Company, except:

(a)
if previously authorized by Debenture Holders representing, at least, (i) 60% (sixty percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in first calling; or (ii) 51% (fifty-one percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in second calling, as per article 174, paragraph 3rd, of the Brazilian Corporation Law; or

(b)	if for the absorption of losses;

VIII.
default, after any applicable grace periods, by the Company and/or by any of the Guarantors (however acting as guarantor), of any Financial Obligation in an individual amount equal to or greater than BRL 20,000,000.00 (twenty million Brazilian reals), or in an aggregate amount equal to or greater than BRL 40,000,000.00 (forty million Brazilian reals), updated yearly, as of December 20, 2017, by the IGPM;

IX.
incorrection, in any relevant aspect, or inveracity of any of the statements made by the Company and/or by any of the Guarantors in this Deed of Issuance and/or in any of the other Documents of the Secured Obligations regarding the Debentures;

X.
regarding any asset under any of the Guarantees and/or any of the rights applicable thereto, pursuant to the Guarantee Agreements, as applicable, disposal, sale, assignment, transfer, exchange, contribution, giving in payment, receivables securitization (provided that, for clarification purposes, this prohibition does not include securitization of receivables from service agreements and/or sale of the Company’s products) or any other form of transfer, including through capital reduction, or the creation of any Encumbrance (except for the Guarantees), or permission for any of the above acts to take place, in any of the cases of this Subsection, whether through payment or not, in whole or in part, directly or indirectly, even if for or in favor of a related party, except as provided for in the Guarantee Agreements;

XI.
(a) Boulevard Cayman ceasing to Control, direct or indirect, of the Company; or (b) change to or transfer of direct Control of any of the Controlled Companies and/or of any of the Guarantors, except, in any case, if (1) previously authorized by Debenture Holders representing, at least, (x) 60% (sixty percent) of the Debentures in Circulation, as per Debenture Holders’ General Meeting held in first calling; or (y) 51% (fifty one percent) of the Debentures in Circulation, as per Debenture Holders’ General Meeting held in second calling; or (2) in case of change to or transfer of direct Control of any of the Guarantors and/or of any of the Controlled Companies, all shares issued by such Guarantors and/or Controlled Companies remain, indirectly, the property of the Company;

XII.	Boulevard Cayman delisting;

XIII.
change to the Company’s corporate activities, representing a significant change in the core business of the Company, any of the Guarantors and/or any Controlled Company, as set forth in their articles of association or by-laws, as the case may be, in force on the Issuance Date, except if previously authorized by Debenture Holders representing, at least, (i) 60% (sixty percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in first calling; or (ii) 51% (fifty-one percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in second calling;

XIV.
challenge of securities against the Company and/or any of the Guarantors in an individual amount equal to or greater than BRL 20,000,000.00 (twenty million Brazilian reals), or in an aggregate amount equal to or greater than BRL 40,000,000.00 (forty million Brazilian reals), updated yearly, as of December 20, 2017, by the IGPM, unless, within 10 business days of the respective occurrence (i) has been validly verified by the Company and or by Guarantora that the protest was effected by mistake or bad faith of third parties; or (ii) it is canceled, suspended or terminated by the Company and/or the respective Guarantor, the case may be, or (ii) sufficient Guarantees are provided to cover debt in court;

XV.
default, by the Company or by any Guarantor, of any final and unappealable court decision and/or of any arbitral decision not subject to an appeal, in an individual amount equal to or greater than BRL 20,000,000.00 (twenty million Brazilian reals), or in an aggregate amount equal to or greater than BRL 40,000,000.00 (forty million Brazilian reals), updated yearly, as of December 20, 2017, by the IGPM, or the equivalent in foreign currency, not solved within 10 (ten) days as of the date of the respective default;

XVI.
changes to the terms and conditions of the Confession of Indebtedness and/or of the Second Issuance Debentures, except if previously authorized by Debenture Holders representing, at least, (i) 60% (sixty percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in first calling; or (ii) 51% (fifty-one percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in second calling;

XVII.
expropriation, confiscation, or any other act by any governmental body of any jurisdiction resulting in the loss, by the Company, by any of the Guarantors, and/or by any Controlled Company, of ownership and/or direct or indirect possession of at least 30% (thirty percent) of its assets;

XVIII.
distribution and/or payment, by the Company, of dividends, net equity interest, and any other profit distributions, if (a) the Company and/or any of the Guarantors have delayed fulfilling any of their obligations under this Issuance Deed and/or any other of the Debenture Guaranteed Obligation Documents; or (b) any Default Event has occurred and is continuing; except (x) for the compulsory dividends set forth in article 202 of the Brazilian Corporation Law, as per the Company’s by-laws in force on the Date of Issuance (which, if distributed to the Company, must be reinvested by the shareholders as capital increase); and (y) for dividends distributed to Boulevard Cayman, exclusively as they are necessary for its capitalization, and only in the amount necessary, (i) for payment to members of its Board of Directors, in a reasonable amount that must be disclosed to the market; and (ii) for Boulevard Cayman and HoldCo maintenance costs and expenses, including those of a public company and with auditors;

XIX.
default, by the Company and/or by any of the Guarantors, of any obligation relating to the Confession of Indebtedness and/or set forth in the Confession of Indebtedness Agreement and/or in any of the other Documents das Secured Obligations related with the Confession of Indebtedness not solved in their respective grace periods (if applicable);

XX.
default, by the Company and/or by any of the Guarantors, of any obligation relating to Second Issuance Debentures and/or set forth in the Deed of Second Issuance and/or in any of the other Documents of the Restricted Offer regarding the Second Issuance not solved in their respective grace periods (if applicable);

XXI.
default for any time longer than 2 (two) Business Days, by the Company and/or by any of the Grantors, of any Financial Obligation, whose creditor be a Debenture Holder in possession of at least 40% (forty percent) of Debentures in Circulation or companies in the same group as such Debenture Holder; or

XXII.
failure, by the Company, to comply with any of the following financial indices (collectively, the “Financial Indices”), to be assessed by the Company’s administration every six months, on June 30 and on December 31 of every year, and monitored by the Fiduciary Agent until 5 (five) Business Days after the date of receipt, by the Fiduciary Agent, of the information detailed in Clause 8.1 below, subsection III, item (i), based on the Company’s Consolidated Audited Financial Statements, starting with the Company’s Consolidated Audited Financial Statements as of December 31, 2018:

(a)
the quotient of the division of the Net Debt by the EBITDA must be equal to or less than the following indices, based on the Company’s Consolidated Audited Financial Statements at the end of the following reporting years:

Last day of the fiscal year	Net Debt/EBITDA index
December 31, 2018	4.0
December 31, 2019 onwards	3.5

(b)	as of December 31, 2019 (inclusive), for three consecutive semesters, the quotient of the division of the Net Debt by the EBITDA must not be greater than 3.0;

(c)
the ICSD index must be equal to or greater than 1.2, if the Net Debt/EBITDA index is greater than 2.8, and must be equal to or greater than 1.0, if the Net Debt/EBITDA index is equal to or less than 2.8.

7.35.3	Upon the occurrence of any of the Default Events set forth in Clause 7.35.1 above, obligations connected with the Debentures will mature automatically, regardless of notice, subpoena or court order.

7.35.4
Upon the occurrence of any of the Default Events set forth in Clause 7.35.2 above, the Fiduciary Agent must, including for the purposes of Clause 9.20, call, within 2 (two) Business Days of the date it becomes aware of the event, a general meeting of Debenture Holders, which must be held within the minimum legally permitted time. Except for the proviso of Clause 7.35.2, subsection II, above, if, at such meeting, Debenture Holders representing at least (i) 60% (sixty percent) of Debentures in Circulation, under the terms of a general meeting of Debenture Holders held in first calling; or (ii) 51% (fifty-one percent) of Debentures in Circulation, under the terms of a general meeting of Debenture Holders held in second calling, decide not to regard the Debentures as having matured early, the Fiduciary Agent must not declare the early maturity of the obligations connected with the Debentures; otherwise, or if no meeting is held in second calling, the Fiduciary Agent must immediately declare the early maturity of the obligations connected with the Debentures.

7.35.5
Upon the occurrence of the early maturity of the obligations connected with the Debentures, the Company shall be required to redeem the entirety of Debentures (the Guarantee notwithstanding), with their subsequent canceling, through the payment of the outstanding balance of the Debentures Unit Nominal Value, plus the Compensation, calculated pro rata temporis, since the Issuance Date or the immediately preceding payment or Compensation accrual date, as the case may be, until effective payment, notwithstanding the payment of Late Payment Penalties, whenever applicable, and any other amounts that may be due by the Company and/or by the Guarantors under this Issuance Deed and/or any of the other Debenture Guaranteed Obligation Documents, up to 3 (three) Business Days as of the early maturity date. If this requirement is not met, the Company will also be subject to Late Payment Penalties. If the payment provided for in this Clause is made in any date other than the date of declaration of the early maturity of the obligations connected with the Debentures, such payment must be made as per Clause 7.30, items (ii) and (iii) above, as applicable.

7.35.6
Upon the occurrence of the early maturity of the obligations connected with the Debentures, amounts received in payment for obligations connected with the Debentures, including those connected with the foreclosure or enforcement of any of the Guarantees, as they are received, must be applied toward the amortization or, if possible, to pay the outstanding balance of obligations connected with the Debentures. If such amounts are not enough to satisfy all such obligations, such amounts must be allocated in the following order, in such manner that, once the first tier has been paid up, the remainder is allocated to the second tier, and so forth: (i) any amounts owed by the Company and/or by any of the Guarantors under this Issuance Deed and/or any of the other Debenture Guaranteed Obligation Documents (including compensation and expenses incurred into by the Fiduciary Agent) that are not the amounts referred to in items (ii) and (iii) below; (ii) Compensation, Late Payment Penalties, and other charges due under the obligations connected with the Debentures; and (iii) outstanding balance of the Debentures Unit Nominal Value. The Company and the Guarantors shall remain liable for the outstanding balance of unpaid obligations connected with the Debentures, notwithstanding the Compensation, Late Payment Penalties, and other charges due under the obligations connected with the Debentures, as long as it is not paid, and it shall constitute an enforceable debt for extrajudicial collection or judicial enforcement.

7.35.7	Operationalization of early maturity shall follow the proceedings described in the B3 Operations Manual.

7.36
Publicity. All acts and decisions concerning the Debentures must be communicated, under the form of notice, in the Sao Paulo State Official Gazette and in the newspaper “Gazeta de Sao Paulo,” always following the performance or the occurrence of the act to be divulged. The Company may choose another newspaper that has broad, nationwide circulation, through written notice to the Fiduciary Agent, and publication, under the form of notice, in the newspaper being replaced.

8.	Additional Obligations of the Company and the Guarantors

8.1	The Company and the Guarantors are jointly obliged to:

I.	exclusively regarding the Company, make available on its website and supply to the Fiduciary Agent:

(i)
on the first date between 3 (three) months after the end of each fiscal year or their effective publication date, copy of the Company’s consolidated financial statements, audited by the Indepedent Auditor, relating to the relevant fiscal year, prepared in accordance with the Brazilian Corporations Act and pursuant to the rules issued by the CVM (the “Company’s Consolidated Audited Financial Statements”); and

(ii)
 on the first date between 45 (forty-five) days after the end of each of its fiscal quarters (except for its last fiscal quarter) and their effective publication date, copy of the Company’s consolidated financial statements with limited review by the Independent Auditor, relating to the first quarter, prepared in accordance with the Brazilian Corporations Act and pursuant to the rules issued by the CVM (the “Company’s Consolidated Reviewed Financial Statements,” being the Company’s Consolidated Audited Financial Statements and the Company’s Consolidated Reviewed Financial Statements referred to jointly as the “Company’s Consolidated Financial Statements”);

II.
exclusively with regard to the Guarantors, supply to the Fiduciary Agent, on the first date between 3 (three) months after the end of each of its fiscal year and their effective publication date, copy of the Guarantors’ consolidated financial statements, relating to to the relevant fiscal year, prepared in accordance with the Brazilian Corporation Law and pursuant to the rules issued by the Securities Commission (the “Guarantors’ Consolidated Financial Statements”);

III.	supply to the Fiduciary Agent:

(i)
exclusively regarding the Company, up to 5 (five) Business Days after the dates on subsection I above, items (i) and (ii), specific appraisal report of the Financial Indices, prepared by the Company’s administration, containing a spreadsheet with all the necessary data to support the calculation of the Financial Indices, or else the Fiduciary Agent would be unable to monitor the Financial Indices, provided that the latter may demand from the Company any additional information it may deem relevant, as well as additional documents that prove the assessment and the calculation of such indices—which must be produced by the Company within 10 (ten) Business Days of such request;

(ii)
exclusively regarding the Company, up to 5 (five) Business Days after the dates on subsection I above, items (i) and (ii), affidavit signed by the Company’s legal representatives, as per its by-laws, attesting (i) the truthfulness and the lack of errors of the Financial Indices; (ii) that all provisions in this Deed of Issuance and in all other Documents of the Secured Obligations regarding the Debentures remain in force; (iii) the complete lack of any Event of Default and the lack of default of any obligation provided for in this Deed of Issuance and in all other Documents of the Secured Obligations; (iv) that its assets remain duly insured; and (v) that no actions contrary to its by-laws have been taken;

(iii)
exclusively regarding the Guarantors, within until 5 (five) Business Days after the dates on subsection II above, affidavit signed by the Guarantors’ legal representatives, as per their by-laws, attesting (i) that all provisions in this Deed of Issuance and in all other Documents of the Secured Obligations regarding the Debentures remain in force; (ii) the complete lack of any Event of Default and the lack of default of any obligation provided for in this Deed of Issuance and in all other Documents of the Secured Obligations; (iii) that its assets remain duly insured; and (iv) that no actions contrary to its by-laws have been taken;

(iv)
exclusively regarding the Company, within until 30 (thirty) days before the deadline for filing, with CVM, the annual report of the Fiduciary Agent, as per CVM Instruction 583, financial information, and organizational chart of the Company’s group (which shall contain all its Affiliates and members of the Control group at the end of each fiscal year) and other information necessary for the preparation of the reports that may be requested in writing by the Fiduciary Agent;

(v)	within until 2 (two) Business Days as of the date in which they are made, notices to the Debenture Holders;

(vi)
within until 2 (two) Business Days as of the date of occurrence, information on (i) any default, by the Company and/or by any of the Guarantors, of any obligation described in this Deed of Issuance and/or in any of the other Documents of the Secured Obligations regarding the Debentures; and/or (ii) of any Event of Default;

(vii)
within until 2 (two) Business Days as of the notification date, information on any event or situation that may cause a Relevant Adverse Effect in the Company, in any of the Guarantors and/or in any Controlled Company;

(viii)	within until 5 (five) Business Days as of the date de receipt of the respective request, information and/or documents that may be requested by the Fiduciary Agent;

(ix)	within until 5 (five) Business Days as of the date:

(i)	of the respective enrollment in JUCESP, (1) one original of this Deed of Issuance or of the respective amendment to this Deed of Issuance duly enrolled in JUCESP; and

(ii)
of the respective registration or amendment before notaries referred to in Clause 3.1 above, subsection II, item (ii), one original of this Deed of Issuance or of the respective amendment to this Deed of Issuance registered or amended before such notaries;

(x)	until January 30, 2018 originals, or certified copies of the documents listed on Annex I to this Deed of Issuance;

(xi)
power of attorney substantially in the form of Anexo II to this Deed of Issuance, valid for 1 (one) year as of the present date, with the commitment of renewing it yearly no less than 3 (three) months as of the respective expiration date, until clearance of all Secured Obligations, granting powers for the Fiduciary Agent and other parties to rectify any issues stemming from an Event of Default, at the expense of the Company, as per Annex I, if any pending matters have not yet been taken care of by the Company;

IV.
meet, and have Controlled Companies meet, laws, regulations, administrative rules and orders by governmental bodies or courts applicable to their activities, except for those whose applicability is questioned in good faith administratively and/or judicially or whose non-compliance cannot cause a Relevant Adverse Effect;

V.
meet, and have its Controllers, Controlled Companies, sister companies, companies under common Control, employees e and subcontractors meet, the Anticorruption Law, as well as (a) maintain policies and internal procedures aimed at the publication and the integral compliance with the Anticorruption Law; (b) make the Anticorruption Law plainly clear to all professionals with which it enters into a relationship, prior to the commencement of the relationship; (c) abstain from practicing acts of corruption and acting in any way that is harmful to the public administration, national or foreign, in its own interest or for the benefit of third parties, exclusively or not; and (d) within until 2 (two) Business Days as of the notification date, communicate the Debenture Holders and the Fiduciary Agent of any act or fact that violates the Anticorruption Law;

VI.
maintain, as well as Controlled Companies, timely payment of all tax obligations (local, state, and federal), as well as labor, social security, environmental, and any other obligations imposed by law, except for those whose applicability is questioned in good faith administratively and/or judicially or whose non-compliance cannot cause a Relevant Adverse Effect;

VII.
maintain, and make Controlled Companies maintain, always valid, effective, and in perfect order, all licenses, authorizations, permissions and approvals, including environmental, applicable to their activities, except for those whose absence cannot cause a Relevant Adverse Effect;

VIII.	maintain, and make Controlled Companies maintain, adequate insurance for its relevant goods and assets, per usual market practices;

IX.
maintain in perfect order, all licenses, authorizations, permissions and approvals, needed for the execution of this Deed of Issuance and of the other Documents of the Secured Obligations regarding the Debentures and the fulfillment of all obligations hereunder and thereunder;

X.
hire and maintain, at its expenses, service providers necessary for the fulfillment of the obligations described in this Deed of Issuance and in the other Documents of the Secured Obligations regarding the Debentures, including the Fiduciary Agent, the Bookkeeper, the Settling Bank, the Independent Auditor, the distribution environment of the Debentures in the primary market (MDA) and the dealing environment of the Debentures in the secondary market (CETIP21);

XI.	pay all taxes on the Debentures that are the responsibility of the Company and, if applicable, of the Guarantors;

XII.
make (a) the payment of the Remuneration of the Fiduciary Agent, pursuant to Clause 9 below; and (b) if so requested by the Fiduciary Agent, payment of expenses duly reported by the Fiduciary Agent, pursuant to Clause 9 below;

XIII.	notify, on the same date, the Fiduciary Agent of the issuance of invitation, by the Company, of any Debenture Holders’ general meeting;

XIV.
call, within until 2 (two) Business Days, Debenture Holders’ general meeting to discuss any of the topics that may interest the Debenture Holders, if the Fiduciary Agent should do it, pursuant to the law and/or this Deed of Issuance, but fails to do so in the relevant time;

XV.	appear, through its representatives, at the Debenture Holders’ general meeting, whenever invited;

XVI.
maintain equal treatment and pari passu between the Confession of Indebtedness, the Second Issuance Debentures and the Debentures, including (but not limited to) (i) except in case of (a) payments as Mandatory Early Amortization, which must observe the Amortization Proportion, and (b) amortizations or redemptions stemming from a Migration Event, carry out any payments of the Secured Obligations related with the Confession of Indebtedness, of the Restricted Offer regarding the Second Issuance and of the Secured Obligations regarding the Debentures, by the following proportion: (a) 45.6% (forty-five point six percent percent) for Secured Obligations regarding the Second Issuance; and (b) 54.4% (fifty-four point four percent) for Secured Obligations related with the Confession of Indebtedness e Restricted Offer regarding the Debentures (keeping the proportion between the Secured Obligations related with the Confession of Indebtedness and the Restricted Offer regarding the Debentures); and (ii) supply the same information and in the same time; and

XVII.
exclusively regarding the Company, notwithstanding the other obligations set forth above or other obligations expressly provided for in the regulations in force and in this Deed of Issuance, pursuant to article 17 of CVM Instruction 476:

(i)
(a) maintain shares issued by the Company or by na Affiliate listed in organized markets in Brazil or abroad; and (b) meet all CVM requirements to maintain shares as listed with the relevant registrations before CVM and/or competent authorities;

(ii)	prepare the Company’s consolidated financial statements relating to each fiscal year, in compliance with the Brazilian Corporation Law and with CVM’s regulations;

(iii)	submit the Company’s consolidated financial statements relating to each fiscal year to independent auditor registered with the CVM;

(iv)
within 3 (three) months as of the date of closure of its fiscal year, divulge on its website and send to B3 the Company’s consolidated financial statements relating to each fiscal year, along with explanatory notes and independent auditors’ report;

(v)	for 3 (three) years as of the respective date of publication, maintain documents mentioned on item (iv) above on its website;

(vi)	follow the rules of CVM Instruction 358, relatively to the duty of confidentiality and insider trading prohibitions;

(vii)
disclose, in its website, the occurrence of any relevant act or fact, as defined on article 2 of CVM Instruction 358, communicating immediately to the Fiduciary Agent, to the Leading Coordinator and to B3;

(viii)	supply all information requested by CVM and by B3; e

(ix)	disclose, in its website, the annual report and other communications sent by the Fiduciary Agent on the same date of their receipt, meeting the requirements of item (v) above.

9.	Fiduciary Agent

9.1
The Company shall appoint and constitute the Fiduciary Agent of the Issue the Fiduciary Agent, qualified in the preamble to this Deed of Issuance, which it signs in that capacity and, in this act and in the best form of law, accepts the appointment to, under the terms of the law and this Deed of Issuance, to represent the fellowship of the Debenture Holders, stating that:

I.	is a Financial Institution duly organized, constituted and existing in the form of a corporation, in accordance with Brazilian laws;

II.
is duly authorized and has obtained all the authorizations, including those applicable, legal, corporate, regulatory and third party, necessary for the execution of this Deed of Issuance and of the other Documents of the Secured Obligations regarding the Debentures and the fulfillment of all obligations here provided, and all legal, corporate, regulatory and third-party requirements demanded;

III.
the legal representative(s) of the Fiduciary Agent who signs this Deed of Issuance and the other Documents of the Secured Obligations regarding the Debentures have, as the case may be, corporate powers and/or delegates to assume, on behalf of the Fiduciary Agent, the obligations here and there provided and, being authorized, have (have) the legitimately granted powers, being the respective mandate(s) in full force;

IV.
this Deed of Issuance and the other Documents of the Secured Obligations in relation to the Debentures and the here and there provided for obligations constitute licit, valid, binding and effective obligations of the Fiduciary Agent, enforceable in accordance with its terms and conditions;

V.
The execution, the terms and conditions of this Deed of Issuance and of the other Documents of the Secured Obligations regarding the Debentures and the fulfillment of the obligations here and there provided for (a) do not violate the Fiduciary Agent’s bylaws; (b) does not infringe any agreement or instrument to which the Fiduciary Agent is a party and/or for which any of its assets is subject; (c) does not infringe any legal or regulatory provision upon which the Fiduciary Agent and/or any of its assets is subject; and (d) does not infringe any administrative, judicial or arbitral order, decision or judgment affecting the Fiduciary Agent and/or any of its assets;

VI.
accepted the function for which it was appointed, fully assuming the duties and attributions provided for in the specific legislation and in this Deed of Issuance and in the other Documents of the Secured Obligations regarding the Debentures;

VII.	is fully aware of and accepts this Deed of Issuance and the other Documents of the Secured Obligations concerning the Debentures and all its terms and conditions;

VIII.
verified the veracity of the information contained in this Deed of Issuance and in the other Documents of the Secured Obligations to the Debentures, based on information provided by the Company and by the Guarantors, being certain that the Fiduciary Agent has not conducted any independent or additional verification procedure the veracity of the information presented;

IX.	is aware of the applicable regulations arising from the Central Bank of Brazil and CVM;

X.
does not have, under the penalties of law, any legal impediment, pursuant to article 66, paragraph 3, of Brazilian Corporation Law, CVM Instruction 583 and other applicable rules, to perform the function conferred upon it;

XI.	is not in any of the situations of conflict of interest foreseen in Article 6 of CVM Instruction 583;

XII.
on the date of execution of this Deed of Issuance, according to the organization chart sent by the Company, the Fiduciary Agent has identified that it does not provides services of Fiduciary Agent in other public or private securities issued by the Company or a company belonging to the same group as the Company.

9.2
The Fiduciary Agent shall exercise its functions as from the date of execution of this Deed of Issuance or of any amendment relating thereto, and shall remain in the exercise of its functions until the full discharge of all obligations under this Deed of Issuance and of the other Documents of the Secured Obligations against the Debentures, or until their replacement.

9.3	In the event of absence, impediment, resignation, removal, intervention, judicial or extrajudicial liquidation, bankruptcy, or any other case of vacancy of the Fiduciary Agent, the following rules:

I.
the Debenture Holders may substitute the Fiduciary Agent and appoint their substitute at any time after the close of the Offer, at a general meeting of Debenture Holders specially convened for such purpose;

II.
if the Fiduciary Agent cannot continue to perform its functions due to circumstances beyond this Deed of Issuance, it shall immediately notify the Company and the Debenture Holders by calling a general meeting of Debenture Holders, requesting its replacement;

III.
if the Fiduciary Agent relinquishes its functions, it shall remain in office until a substitute institution is appointed by the Company and approved by the general meeting of Debenture Holders and effectively assumes its functions;

IV.
30 (thirty) days from the date of the event which determines the Debenture Holders’ General Meeting, shall be held for the choice of the new Fiduciary Agent, which shall be called by the Fiduciary Agent itself to be replaced, and may be called by Debenture Holders representing at least 10% (ten percent) of the Debentures in Circulation; in the event that the call is not made within fifteen (15) days before the expiration of the term herein, it shall be incumbent upon the Company to do so; in exceptional cases, the CVM may call the general meeting of Debenture Holders to choose the new Fiduciary Agent or appoint a provisional substitute;

V.
The replacement of the Fiduciary Agent shall be informed to CVM within up to seven (7) Business Days counted from the date of registration of the amendment to this Deed of Issuance pursuant to Clause 3.1 above, item II, together with the other information required in article 5, caput and paragraph 1, of CVM Instruction 583;

VI.	the payments to the replaced Fiduciary Agent will be realized observing the proportionality to the period of the effective provision of the services;

VII.
the substitute Fiduciary Agent shall be entitled to the same Remuneration as the former if (a) Company has not agreed to the new Remuneration value of the Fiduciary Agent proposed by the general meeting of Debenture Holders referred to in item IV above; or (b) the Debenture Holders’ General Meeting referred to in item IV above does not deliberate on the matter;

VIII.	the substitute Fiduciary Agent shall, immediately upon its appointment, communicate this fact to the Company and to the Debenture Holders pursuant to Clauses 7.36 and 13 below; and

IX.	the norms and precepts issued by CVM apply to the Fiduciary Agent’s replacement hypothesis.

9.4
The Fiduciary Agent shall be liable for the performance of the duties and powers incumbent upon it, under the terms of the current legislation and of this Deed or, corresponding to an annual remuneration of BRL 20,000.00 (twenty thousand reais), due by the Company, being the first installment due on the 5th (fifth business day) from the date of execution of this Deed of Issuance, and the remainder on the same day of the subsequent years until the full liquidation of the Debentures;

9.5
If, on the date of payment of each annual installment, the Debentures are held by a single investor, a discount of 25% (twenty-five percent) shall be granted on the amount of the annual installment mentioned in Clause 9.4. above.

9.6
In case of default in the payment of the Debentures or restructuring of the Debentures conditions after the Issuance, the Fiduciary Agent shall additionally be liable to the amount of BRL 500.00 (five hundred reais) per man-hour of work destined: (i) to perform the guarantees: (ii) attendance at Debenture Holders’ General Meetings; and (iii) the implementation of the consequent decisions made at such meetings. The amount must be paid within 05 (five) business days after proof of the delivery by the Fiduciary Agent of an “hour report” to the Company previously approved by it. The restructuring of the debentures is understood as the events related to the amendment in: (a) the guarantees, (b) the payment terms and (c) the conditions related to the early maturity of the Debentures. The events related to the amortization or redemption of the Debentures will not be considered as restructuring of the Debentures.

9.7
In the event of any amendments to the Deed of Issuance and the Issuance guarantee agreements, the Fiduciary Agent shall additionally be liable to the amount of BRL 500.00 (five hundred reais) per man-hour of work dedicated to such amendments. The amount must be paid within 05 (five) business days after proof of the delivery by the Fiduciary Agent of an “hour report” to the Company previously approved by it.

9.8
In the event of early maturity, optional early acquisition or early redemption of all Debentures in circulation, as provided in this Deed, before the final term defined in Clause 7.17, it is established that the Fiduciary Agent shall return the proportional installment of the remuneration initially received without the consideration of the service rendered corrected by the cumulative percentage change of IGPM calculated pro rata temporis, from the date of payment of the remuneration until the date of the effective cancellation or redemption of the totality, to the Company.

9.9	The payment of the remuneration of the Fiduciary Agent will be made through credit in the current account to be indicated by the Fiduciary Agent.

9.10
remuneration due to the Fiduciary Agent pursuant to this Clause 9 will be annually updated based on the accumulated percentage change of IGPM, or in its lack or impossibility of application, by the same index that replaces it, as of the date of payment of the 1st (first) installment of this Clause 9, up to the dates of payment of each subsequent installment calculated pro rata temporis.

9.11
The amounts will be increased by the following taxes levied on the remuneration of the Fiduciary Agent: (i) ISS (Services Tax of any nature); (ii) PIS (Contribution to the Social Integration Program); (iii) COFINS (Contribution to Social Security Financing), and (iv) any other that may be levied on said remuneration, with the exception of Income Tax at current rates corresponding to the real profit tax regime by the financial institutions at the respective dates of payment, in such a way that the amounts indicated in this Deed correspond to net amounts of these taxes levied on the provision of fiduciary agent services by financial institutions.

9.12
It is hereby established that in the event of the replacement of the Fiduciary Agent, the replaced shall return to the Company the proportional portion of the Remuneration initially received without the compensation of the service rendered corrected by the cumulative percentage change of IGPM, calculated pro rata temporis, from the date of payment until the effective replacement date.

9.13
If the conditions of the Issuance are changed, the Company and the Fiduciary Agent undertake to evaluate the impacts of these changes on the services described herein in order to change the remuneration of the Fiduciary Agent.

9.14
The expected remuneration will be due even after the maturity of the Debentures when it is the adoption by the Fiduciary Agent of the procedures set forth in law or in the Deed, as indicative of early maturity.

9.15
The remuneration described in Clause 9.4 above shall be due even after the Maturity Date of the Debentures in case the Fiduciary Agent continues to act in the collection of compliance with the Company’s obligations.

9.16
The remuneration to the Fiduciary Agent does not include travel, lodging, transport and publication expenses necessary for the performance of their function during or after the service implementation is to be covered by the Company, after prior written approval of the Company. Expenses with specialists, such as audit of the guarantees granted to the loan and legal advice to the Fiduciary Agent in case of default of the obligations arising from the Debentures, are not included and will be borne by the Company. Possible expenses, deposits and legal costs, as well as indemnities, arising from actions brought against the Fiduciary Agent arising from the its function or from its performance in defense of the debenture holders shall be borne by the Debenture Holders. Such expenses include legal fees for the defense of the Fiduciary Agent and shall be advanced by the Debenture Holders and reimbursed by the Company.

9.17	The reimbursement referred to in Clause 9.16 above shall be made within 10 (ten) calendar days from the receipt by the Company of the respective rendering of accounts.

9.18
In the event of default by the Company, all expenses that the Fiduciary Agent may incur in order to safeguard the interests of the debenture holders must be previously approved and advanced by the debenture holders and, thereafter, must be reimbursed by the Company, and such reimbursement by the Company will only be due to fact, an act or omission evidently attributed to the Company. Such expenses include attorney’s fees, including third-party fees, deposits, indemnities, legal costs and fees for actions proposed by the Fiduciary Agent, provided they are related to the default solution, as a representative of the debenture holders. Any expenses, deposits and legal costs arising from the loss of legal proceedings shall also be borne by the debenture holders, as well as the remuneration and reimbursable expenses of the Fiduciary Agent, in the event that the Company remains in default with respect to their payment for a period exceeding 10 (ten) calendar days.

9.19	In addition to others provided by law, in the regulations of the CVM and in this Deed of Issuance, they constitute duties and attributions of the Fiduciary Agent:

I.	exercise its activities in good faith, transparency and loyalty to Debenture Holders;

II.
protect the rights and interests of Debenture Holders by employing in the exercise of their function the care and diligence with which every active man applies in the administration of his own possessions;

III.
resign in the event of a conflict of interest or any other modality of disability and immediately convene the general meeting of Debenture Holders provided for in article 7 of CVM Instruction 583 to resolve on its replacement;

IV.	keep in good custody all documentation relating to the performance of their duties;

V.
to verify, at the moment of accepting the function, the truthfulness of the information contained in this Deed of Issuance and in the other Documents of the Secured Obligations regarding the Debentures, endeavoring to heal any omissions, faults or defects of which it is aware;

VI.
to file before the Company this Deed of Issuance and the other Documents of the Secured Obligations concerning the Debentures and their additions to be entered, recorded and/or annotated, as the case may be, under the terms of this Deed and the respective Documents of the Secured Obligations the Debentures, adopting, in the case of Company’s omission, any measures contemplated by law;

VII.
monitor the provision of periodic information by the Company and to alert Debenture Holders, in the annual report referred to in item XX below, of any inconsistencies or omissions of which it is aware;

VIII.	to opine on the sufficiency of the information provided in the proposed changes to the conditions of the Debentures;

IX.
to verify the regularity of the constitution of the Guarantees and the values of the assets given as collateral, observing the maintenance of their sufficiency and feasibility, under this Deed of Issuance and of the other Documents of the Secured Obligations regarding the Debentures;

X.
to examine a proposal for replacement of the assets pledged, expressing its opinion on the matter in a justified manner, after approval by the Debenture Holders, meeting in the general meeting of Debenture Holders;

XI.
to notice Company, Guarantors or any third-party grantor, as the case may be, to enforce the Collateral, in the event of its deterioration or depreciation, under this Deed of Issuance and of the other Documents of the Secured Obligations to the Debentures;

XII.
request, when it deems it necessary, for the faithful performance of their duties, up-to-date certificates from the Company of any Guarantors, civil distributors, Public Treasury courts, protest notices, labor courts, and the Office of the Treasury Attorney The place where any of the goods covered by the Guarantees is located, the domicile or headquarters of the Company, of any Guarantors and/or third-party grantor;

XIII.	request, when it deems it necessary, an external audit of Company;

XIV.	call, when necessary, the Debenture Holders’ General Meeting pursuant to Clause 10.3 below;

XV.	to attend Debenture Holders’ General Meeting in order to provide the information requested;

XVI.
to maintain updated the relationship of the Debenture Holders and their addresses, including, but not limited to, the Company, the Bookkeeper, the Settlement Bank and the B3, and for the purpose of complying with this subsection, Company and Debenture Holders, as well as which subscribe and pay into or acquire the Debentures, expressly authorize the Bookkeeper, the Settlement Bank and the B3 to attend to any requests made by the Fiduciary Agent, including the disclosure, at any time, of the position of Debentures, and their respective Debenture Holders;

XVII.	coordinate the lottery of the Debentures to be redeemed in the cases provided for in this Deed of Issuance, if applicable;

XVIII.
to oversee compliance with the Clauses contained in this Deed of Issuance and the other Documents of the Secured Obligations concerning the Debentures, including (a) those of imposing obligations of doing and not doing; and (b) that relating to compliance with the Financial Ratios;

XIX.
communicate to the Debenture Holders any default, by the Company or by any of the Guarantors, of financial obligations assumed in this Deed of Issuance and/or in any of the other Documents of the Secured Obligations regarding the Debentures, including obligations relating to Guarantees and Clauses contractual obligations designed to protect the interest of Debenture Holders and which establish conditions not to be disregarded by the Company and/or by any of the Guarantors, stating the consequences for Debenture Holders and the steps they intend to take on the matter, within 7 (seven) Business Days counted from the date of the science, by the Fiduciary Agent, of the default;

XX.
within four (4) months from the end of the Company’s fiscal year, to disclose on its website and to send to the Company for disclosure in the manner specified in the specific regulation, annual report to the Debenture Holders pursuant to Article 68, paragraph 1 (b) of Brazilian Corporation Law, describing the relevant facts that occurred during the year related to the Debentures, according to the minimum content established in Exhibit 15 to CVM Instruction 583;

XXI.	maintain the annual report referred to in item XX above available for public consultation on its website for a period of three (3) years;

XXII.	keep available on your Internet page updated list of issues in which you perform the function of Fiduciary Agent, notes agent or collateral agent;

XXIII.	to disclose on its website the information provided for in article 16 of CVM Instruction 583 and to keep it available for public consultation on its website for a period of three (3) years; and

XXIV.
disclose to the Debenture Holders and other market participants, on its web page and/or in its call center, on each Business Day, the outstanding unit balance of the Debentures, calculated by the Company in conjunction with the Fiduciary Agent.

9.20
In case of default by the Company and/or by any of the Guarantors, any of its obligations described in this Deed of Issuance and/or in any of the other Documents of the Secured Obligations regarding the Debentures, shall the Fiduciary Agent Obligations to protect rights or defend interests of Debenture Holders, under the terms of article 68, paragraph 3, of the Brazilian Securities and Exchange Commission. Brazilian Corporation Law and article 12 of CVM Instruction 583, including:

I.	declare, subject to the conditions of this Deed of Issuance, in advance overdue the obligations connected with the Debentures, and charge its principal and accessories;

II.
subject to the provisions of this Deed of Issuance and of the other Documents of the Secured Obligations concerning the Debentures, to execute the Guarantees, applying the proceeds in full or proportional payment to the Debenture Holders;

III.	the request of bankruptcy of Company and Guarantors if there are no real guarantees;

IV.	take any other necessary measurements in order that the Debenture Holders make their credits; and

V.	represent the Debenture Holders in bankruptcy, judicial recovery, extrajudicial recovery or, if applicable, extrajudicial intervention or liquidation of the Company and/or of any of the Guarantors.

9.21	The Fiduciary Agent may be based on information made available to it by the Company and/or by any of the Guarantors to monitor compliance with the Financial Ratios.

9.22
The Fiduciary Agent shall not be required to perform any veracity verification of any document or record which it considers to be authentic and has been forwarded to it by the Company or a third party at its request to rely on its decisions and shall not be responsible for the preparation which shall remain under the legal and regulatory obligation of the Company to draw up such documents, in accordance with the applicable legislation.

9.23
The Fiduciary Agent will not issue any type of opinion or make any judgment regarding guidance on any fact of the Issue that is in the definition by the Debenture Holders pursuant to Clause 10 below, only being obliged to act in in accordance with the instructions given to it by the Debenture Holders, pursuant to Clause 10 below, and in accordance with the attributions conferred by law, Clause 9.4 above and the other provisions of this Deed of Issuance and of the other Documents of the Secured Obligations to the Debentures. Accordingly, the Fiduciary Agent has no liability whatsoever for the outcome or legal effects arising from strict compliance with the guidelines of the Debenture Holders transmitted to it as defined by the Debenture Holders pursuant to Clause 10 below and reproduced by The Company and the Guarantors.

9.24
The actions of the Fiduciary Agent are limited to the scope of CVM Instruction 583, applicable articles of the Brazilian Corporation Law, this Deed of Issuance and the other Documents of the Secured Obligations regarding the Debentures, the Fiduciary Agent being exempt in any form or pretext, of any additional liability not arising from the applicable legal and regulatory provisions of this Deed of Issuance and of the other Documents of the Secured Obligations to the Debentures.

10.	Debenture Holders’ General Meeting

10.1	Debenture Holders may at any time hold a general meeting in accordance with Article 71 of Brazilian Corporation Law, in order to resolve matters of interest to the Debenture Holders.

10.2
General meetings of Debenture Holders may be called by the Fiduciary Agent, by the Company, by Debenture Holders representing at least 10% (ten percent) of the Debentures in Circulation, or by the CVM.

10.3
The convening of general meetings of Debenture Holders, as the case may be, shall be done by means of a notice published at least three (3) times under Clause 7.36 above, in compliance with other rules related to the publication of a notice convening general meetings of the Brazilian Corporation Law, of the applicable regulations and of this Deed of Issuance, being exempted the call in the case of the presence of all the Debenture Holders.

10.4	General meetings of Debenture Holders shall be convened, on first call, with holders of at least half of the Debentures in Circulation, and, on second call, with any quorum.

10.5	The general meetings of Debenture Holders shall be held by the Debenture Holder elected by them or by the one appointed by the CVM.

10.6
In the resolutions of the general meetings of Debenture Holders, each of the Debentures in Circulation shall be entitled to vote, admitted to be a representative, Debenture holder or not. Except as provided in Clause 10.6.1 below, all resolutions to be taken at the general meeting of Debenture Holders will depend on the approval of Debenture Holders representing at least (i) 60% (sixty percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in first calling; or (ii) 51% (fifty-one percent) of Debentures in Circulation, as per Debenture Holders’ General Meeting held in second calling.

10.6.1	Are not included in the quorum referred to in Clause 10.6 above:

I.	quorums expressly provided for in other Clauses of this Deed of Issuance; and

II.
the amendments, which shall be approved by Debenture Holders representing at least 90% (ninety percent) of the Debentures in Circulation, (a) of the provisions of this Clause; (b) of any of the quorums provided in this Deed of Issuance; (c) of Remuneration, except as provided in Clause 7.19.4 above; (d) of any payment dates of any amounts provided in this Deed of Issuance; (e) of the term of the Debentures; (f) of the species of the Debentures; (g) of any of the Guarantees; (h) the creation of renegotiation event; (i) the provisions relating to Optional Early Redemption or Mandatory Early Redemption – Event of Migration; (j) the provisions relating to Optional Early Amortization; (k) of the provisions relating to Compulsory Early Amortization or Mandatory Early Amortization – Event of Migration; (l) of the provisions relating to the Bonus for Performance; (m) of the creation of optional redemption offer event; or (n) of any Event of Default writing; or (o) provisions related to the Event of Migration.

10.6.2	The temporary waiver or remission of an Event of Default shall be approved in accordance with Clause 10.6 above.

10.7
Decisions taken by Debenture Holders within their legal competence, subject to the quorums provided in this Deed of Issuance, shall be valid and effective before Company and shall bind all Debenture Holders irrespective of their attendance or vote at the respective Debenture general meeting Holders.

10.8
The holding of a general meeting of Debenture Holders is now waived to resolve on (i) correction of gross, typing or arithmetical error; (ii) amendments to this Deed of Issuance and/or any of the other Documents of the Secured Obligations regarding the Debentures already expressly permitted under this Deed of Issuance and/or of the other Documents of the Secured Obligations regarding the Debentures; (iii) amendments to this Deed of Issuance and/or any of the other Documents of the Secured Obligations regarding the Debentures as a result of requirements formulated by CVM, B3 or ANBIMA; or (iv) amendments to this Deed of Issuance and/or any of the other Obligations relating to the Debentures as a result of the updating of the registration data of the Parties, such as change in name, address and telephone, provided that the changes or corrections referred to in items (i), (ii), (iii) and (iv) above can not cause any impairment to the Debenture Holders and/or Company or any change in the flow of the Debentures, and that there is no additional cost or expense for Debenture Holders.

10.9	The Fiduciary Agent shall attend the general meetings of Debenture Holders and provide to the Debenture Holders such information as may be requested.

The provisions of the Brazilian Corporation Law on the general meeting of shareholders shall be applied to the general meetings of Debenture Holders, as applicable.

11.	Representation of the Company And Guarantors

11.1.	The Company and the Guarantors, on the Issue Date and on each Payment Date, jointly represent that:

I.
The Company is a company duly organized, incorporated and existing in the form of a corporation, according to Brazilian laws, without registration of issuer of securities before the CVM, and each of the Guarantors is a company duly organized, constituted and existing company in the form of a corporation or limited company in accordance with Brazilian laws;

II.
are duly authorized and have obtained all the authorizations, including those applicable, legal, corporate, regulatory and third party, necessary for the execution of this Deed of Issuance and of the other Documents of the Secured Obligations regarding the Debentures and to the fulfillment of all the obligations here provided and to the execution of the Issue and Offer, and all legal, corporate, regulatory and third-party requirements necessary to;

III.
the legal representatives of Company and Guarantors who sign this Deed of Issuance and the other Documents of the Securities Obligations regarding the Debentures have, as the case may be, corporate powers and/or delegates to assume, on behalf of the Company and/or the respective Guarantor, as the case may be, the obligations here and there provided and, being delegates, have the legitimately granted powers, and their respective mandates are in full force;

IV.
this Deed of Issuance and the other Documents of the Secured Obligations regarding the Debentures and the obligations hereunder provided herein are legally binding, valid, binding and effective obligations of Company and Guarantors, enforceable in accordance with its terms and conditions;

V.
Except as provided in Clause 3 above, no approval, authorization, consent, order, registration or authorization of or before any judicial body, governmental agency or agency or regulatory body is necessary for the execution and enforcement of this Deed of Issuance and of the other Documents of the Secured Obligations concerning the Debentures and the Issuance and Offering;

VI.
the execution, the terms and conditions of this Deed of Issuance and the other Documents of the Secured Obligations regarding the Debentures and the fulfillment of the here and there obligations and the performance of the Issue and the Offer (a) do not violate Company’s by-laws or the by-laws or the social contract of any of the Guarantors; (b) does not infringe any contract or instrument of which the Company and/or any of the Guarantors is a party and/or for which any of its assets are subject; (c) shall not result in (i) early maturity of any obligation established in any contract or instrument of which the Company and/or any of the Guarantors is a party and/or for which any of its assets are subject; or (ii) termination of any such contracts or instruments; (d) shall not result in the creation of any Loan over any assets of the Company and/or any of the Guarantors, except for the Warranties; (e) does not infringe any legal or regulatory provision to which the Company and/or any Guarantors and/or any of its assets is subject; and (f) does not infringe any order, decision or administrative, judicial or arbitral award affecting Company and/or any Guarantors and/or any of its assets;

VII.
are in compliance with the obligations contained in this Deed of Issuance and of the other Documents of the Secured Obligations regarding the Debentures, and did not occur and does not exist on this date, any Event of Default;

VIII.
are fully aware and fully agree with the manner of disclosure and determination of the DI Rate and the method of calculating the Remuneration has been freely agreed upon by Company and Guarantors in accordance with the principle of good faith;

IX.	the information provided at the time of the Offering is true, consistent, accurate, complete, correct and sufficient, allowing investors to make a reasoned decision regarding the Offer;

X.	the opinions, analyzes and forecasts (if any) expressed have been made in good faith, having regard to all relevant circumstances in the context of the Offer and based on reasonable assumptions;

XI.
the documents and information provided to the Fiduciary Agent and/or potential Prospective Investors are true, consistent, accurate, complete, correct and sufficient, and they are updated until the date they were provided and include documents and information relevant to the decision making process related to investment in Debentures;

XII.
Company’s Consolidated Financial Statements for the fiscal years ended December 31, 2014, 2015 and 2016 correctly represent Company’s consolidated financial position on those dates and for those periods and were duly prepared in accordance with the Brazilian Corporation Law and with the rules issued by the CVM;

XIII.
are, as well as the Controlled Companies, complying with the laws, regulations, administrative norms and determinations of the governmental organs, autarchies or judicial instances applicable to the exercise of its activities, except for those questioned in good faith in the administrative and/or judicial spheres;

XIV.
are, as well as the Controlled Companies, up-to-date with the payment of all taxes (municipal, state and federal), labor, social security, environmental and any other obligations imposed by law, except for those questioned in good faith in the administrative and/or judicial spheres or whose non-compliance may not cause a Material Adverse Effect;

XV.
have, as well as the Controlled Companies, valid, effective, in perfect order and in full force all licenses, concessions, authorizations, permits and permits, including environmental, applicable to the exercise of their activities, except for those whose absence cannot cause a Material Adverse Effect;

XVI.
comply and cause to comply, as well as their Affiliates, employees and any subcontractors, the Anti-Corruption Legislation, insofar as they (a) maintain internal policies and procedures aimed at the dissemination and full compliance with Anti-Corruption Legislation; (b) give full knowledge of the Anti-Corruption Legislation to all the professionals with whom they come to relate, prior to the beginning of their action; (c) refrain from engaging in acts of corruption and injuring the public administration, national and foreign, in their interest or for their benefit, whether exclusive or not; and (d) communicate the Debenture Holders (through the publication of notice pursuant to Clause 7.36 above or individual notice to all Debenture Holders, with a copy to the Fiduciary Agent) and the Fiduciary Agent if they are aware of any act or fact which violates Anti-Corruption Legislation;

XVII.
not exist, including in relation to the Controlled Companies, (a) noncompliance with any contractual provision, legal or of any judicial, administrative or arbitral order; or (b) any judicial, administrative or arbitral proceedings, investigations or any other governmental investigation, in any of the cases in this subsection, (i) that may cause a Material Adverse Effect; or (ii) in order to annul, alter, invalidate, question or otherwise affect this Deed of Issuance and/or any of the other Documents of the Secured Obligations regarding the Debentures;

XVIII.	there is no link between the Company or any of the Guarantors and the Fiduciary Agent that prevents the Fiduciary Agent from fully exercising its functions;

XIX.
Company owns the acquisition rights and the legitimate owner (i) of Itapevi Property 1, Property Itapevi 2, registration number 2150 of Property Tremembé 2, Property Paulínia 2, which are currently registered on behalf of third parties; (ii) of the Paulínia Property 1, whose registrations could not be obtained until the present date; (c) sixty million, seven hundred and thirty-six thousand seven hundred and seven (60,736,707) shares issued by Viva Ambiental (“Viva Ambiental Shares”) which, together with Viva Ambiental Cavo Shares (as defined below) , represent the entire capital stock of Viva Ambiental;

XX.
Cavo is the legitimate owner (i) of 6,100,055 (six million, one hundred thousand, and fifty-five) shares issued by CGR Feira de Santana, representing the total capital stock of CGR Feira de Santana; (ii) 100,000 (one hundred thousand) shares issued by V2 Ambiental, representing the entire capital stock of V2 Ambiental; (iii) 9,421,168 (nine million, four hundred and twenty one thousand, one hundred and sixty eight) shares issued by Viva Ambiental (“Viva Ambiental Cavo Shares”) which together with the Viva Ambiental Company Shares represent the total capital of Viva Ambiental;

XXI.
Geo Vision, which is the legitimate owner of 10,254,693 (ten million two hundred and fifty four thousand, six hundred and ninety three) CGR Guatapará shares, representing 50% (fifty percent) of the capital stock of CGR Guatapará; and that Estre Aterros e Valorização SA is the legitimate owner of 10,254,693 (ten million, two hundred and fifty four thousand, six hundred and ninety-three) shares issued by CGR Guatapará, representing 50% (fifty percent) of the capital stock of the CGR Guatapará; and

XXII.
the Company is the legitimate owner of six hundred and sixty-seven million, one hundred and forty-seven thousand, six hundred and eighty (667,147,680) shares issued by Cavo, representing the entire capital stock of Cavo.

9.5
The Company and the Guarantors, jointly, irrevocably, agree to indemnify the Debenture Holders and the Fiduciary Agent for any and all damages, losses, costs and/or expenses (including court costs and attorneys’ fees) incurred and proven by Debenture Holders and/or by the Fiduciary Agent on the grounds of falsehood and/or inaccuracy of any of the statements provided under Clause 11.1 above.

9.6
Notwithstanding the provisions of Clause 11.2 above, The Company and the Guarantors undertake to notify within (2) Business Days as of the date on which they take notice of the Debenture Holders (pursuant to Clause 7.36 above or individual notice to all Debenture Holders with a copy to the Fiduciary Agent) and the Fiduciary Agent if any of the statements provided under Clause 11.1 above is false and/or incorrect on any of the dates on which it was provided.

12.	Expenses

12.1.
All costs incurred with the Issue and Offer and the structuring, issuance, registration, deposit and execution of the Debentures and Warranties, as the case may be, shall be borne by Company and Guarantors, including publications, inscriptions, registrations, deposits, contracting of the Fiduciary Agent, the Bookkeeper, the Settlement Bank, the Independent Auditor and other service providers, and any other costs related to Debentures or Warranties.

13.	Communications

13.1.
All communications under this Deed of Issuance shall always be made in writing to the addresses below and will be considered as received (i) in the case of communications in general, on the date of delivery, under protocol or by “notice of receipt “issued by the Brazilian Post and Telegraph Company; and (ii) in the case of communications made by e-mail, on the date of its sending, provided that its receipt is confirmed through the call sign (receipt issued by the machine used by the sender). The amendment of any of the addresses below shall be communicated to the other Parties by the Party whose address is changed.

I.	to the Company:

Estre Ambiental S.A.
Av. Pres. Juscelino Kubitschek 1830, Torre I, 2º e 3º andar 04543-900 São Paulo, SP
At.: Srs. Julio Volotão and Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300

e-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

II.	to the Fiduciary Agent:
Oliveira Trust Distribuidora de Títulos e Valores Mobiliários S.A.
Avenida das Américas, 3,434, bloco 07,201 22640-102 Rio de Janeiro, RJ
At.:  Messrs. Antonio Amaro | Maria Carolina Abrantes Lodi de Oliveira
Telephone: (21) 3514-0000
e-mail: antonio.amaro@oliveiratrust.com.br // ger2.agente@oliveiratrust.com.br

III.	to the Guarantors:
Ambiental Sul Brasil-Central Regional de Resíduos Ltda.
Estrada Aquidaban s/n, lote 8-A-1/09-C/09-D 87111-230 Sarandi, PR
At.: Srs. Julio Volotão and Fábio D’Ávila with copy to Mrs. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

Cavo Serviços e Saneamento S.A.
Avenida Orlando Vedovello 2142 13144-610 Paulínia, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone:(11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

CGR Guatapará-Centro de Gerenciamento de Resíduos Ltda.
Rodovia Cunha Bueno s/n, km 183 14115-000 Guatapará, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

CGR-Centro de Gerenciamento de Resíduos Feira de Santana S.A.
Rua Miguel Pinto de Santana s/n 44019-885 Feira de Santana, BA
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

Estre SPI Ambiental S.A.
Avenida Thomaz Alberto Whately 5005, Anexo VII 14078-900 Ribeirão Preto, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Ms. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

Geo Vision Soluções Ambientais e Energia S.A.
Avenida Presidente Juscelino Kubitschek 1830, Torre I, 3o andar 04543-900 São Paulo, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

NGA-Núcleo de Gerenciamento Ambiental Ltda.
Avenida Thomaz Alberto Whately 5005, Anexo 6 14078-900 Ribeirão Preto, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

NGA Jardinópolis-Núcleo de Gerenciamento Ambiental Ltda.
Avenida Estrada Municipal de Jardinópolis-Sales Oliveira s/n, km 9, Anexo II 14680-000 Jardinópolis, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

NGA Ribeirão Preto-Núcleo de Gerenciamento Ambiental Ltda.
Avenida Estrada Municipal de Jardinópolis-Sales Oliveira s/n, km 9, Anexo III 14680-000 Jardinópolis, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Sra. Isis Cerqueira e Sr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

Oxil Manufatura Reversa e Gerenciamento de Resíduos Ltda.
Avenida Garabed Gananiam 296 Galpão 1 18087-340 Sorocaba, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

Resicontrol Soluções Ambientais S.A.
Avenida Presidente Juscelino Kubitschek 1830, Torre I, 3o andar 04543-900 São Paulo, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

V2 Ambiental SPE S.A.
Avenida da Paz 1388, sala 607 57020-440 Maceió, AL
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

Viva Ambiental e Serviços S.A.
Avenida Presidente Juscelino Kubitschek 1830, Torre I, 3o andar 04543-900 São Paulo, SP
At.: Mr. Julio Volotão and Mr. Fábio D’Ávila with copy to Ms. Isis Cerqueira and Mr. Otavio Andrade
Telephone: (11) 3709-2300
E-mail: julio.volotao@estre.com.br/fabio.davila@estre.com.br with copy to isis.cerqueira@estre.com.br/otavio.andrade@estre.com.br

14.	General Provisions

14.1.	The obligations assumed in this Deed of Issuance are irrevocable and irreversible, obliging the Parties and their successors, in any capacity, to their full compliance.

14.2.	Any amendment to this Deed of Issuance will only be considered valid if formalized in writing, in an instrument executed by all the Parties.

14.3.
The invalidity or nullity, in whole or in part, of any of the Clauses of this Deed of Issuance shall not affect the remaining provisions, which shall remain valid and effective until the fulfillment by the Parties of all their obligations hereunder.

14.4.
Any tolerance, partial exercise or concession amongst the Parties shall always be considered mere liberality and shall not constitute a waiver or loss of any right, faculty, privilege, prerogative or conferred powers (including mandate), nor shall it imply novation, alteration, compromise, remission, modification or reduction of rights and obligations arising therefrom.

14.5.	The Parties recognize this Deed of Issuance and the Debentures as extrajudicial enforceable title under article 784, items I, III and V of the Code of Civil Procedure.

14.6.
For the purposes of this Deed of Issuance, the Parties may, in their sole discretion, request the specific performance of the obligations assumed hereunder, pursuant to Articles 497 et seq., 538 and Articles on various types of implementation (Article 797 et seq.), all of the Code of Civil Procedure, Notwithstanding the right to declare the early maturity of the obligations connected with the Debentures, under the terms provided in this Deed of Issuance.

15.	Applicable Law

15.1.	This Deed of Issuance is governed by the laws of the Federative Republic of Brazil.

16.	Jurisdiction

16.1.	The District Court of the City of São Paulo, São Paulo State, shall be elected, excluding any other, however privileged it may be, in order to settle any questions arising from this Deed of Issuance.

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